                                                                    EXHIBIT 10.2

            AMENDED AND RESTATED CREDIT LOAN AND SECURITY AGREEMENT
            -------------------------------------------------------

          THIS AMENDED AND RESTATED CREDIT LOAN AND SECURITY AGREEMENT (the "Agreement") is entered into as of the 8th day of January, 1997, by and between VIDEO CITY, INC., formerly known as Prism Entertainment Corporation, a Delaware Corporation (the "Borrower"), and IMPERIAL BANK, a California chartered bank (the "Bank"), with reference to the following:

                                    PREAMBLE
                                    --------

          A. Prism Entertainment Corporation ("Entertainment"), Prism Pictures Corporation, and Prism Pictures International, Ltd. (collectively, "Prism") each filed with United States Bankruptcy Court, Central District of California (the "Court") a voluntary petition for relief under chapter 11 of the Bankruptcy Code on December 1, 1995.

          B. Prism has jointly filed that certain Amended Plan of Reorganization Dated October 25, 1996, which, as modified, has been confirmed by the Court (as modified and confirmed, the "Plan"), pursuant to which the three Prism entities will be substantively consolidated into Entertainment, then merge with Lee Video City, Inc. ("VCI"), with Entertainment as the surviving entity (the "Merger"), which will then change its name to Video City, Inc.

          C. As of the date of this Agreement, the Borrower is indebted to the Bank in the aggregate approximate amount of $2,742,430.44 plus fees and expenses (the "Bank Debt"). The Obligations of the Borrower to the Bank with respect to the Bank Debt are evidenced by that certain Revolving Credit Loan and Security Agreement dated as February 24, 1995 between Prism and the Bank (the "Original Agreement") and certain other loan and security documents, including but not limited to those listed on Exhibit "1" hereto (together with the Original Agreement, the "Original Loan Documents").

          D. The Borrower desires to restructure the Bank Debt in accordance with the Plan, and, subject to the terms and conditions set forth in this Agreement, the parties have agreed to such restructuring (the "Loan").

          NOW, THEREFORE, in consideration of the above facts, the mutual covenants, agreements, representations and warranties contained herein, and other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties hereto agree as follows:

                                     TERMS
                                     -----

1.  CERTAIN DEFINITIONS.
    -------------------

          Unless elsewhere defined herein, each capitalized term used in this Agreement shall have the following meanings. Unless the context otherwise requires, any of the following capitalized terms may be used in the singular or the plural, depending on the reference. Capitalized terms not defined in this Agreement shall have the meaning ascribed to them in the Original Loan Documents.

1.  DEFINITIONS.
    -----------

     "ACKNOWLEDGEMENT" shall mean an acknowledgement of an Irrevocable Authority
     -----------------
     executed by the applicable account debtor in substantially the form of Exhibit E attached to the Original Agreement or such other form as may be acceptable to the Bank in its sole and absolute discretion.

     "AFFILIATE" shall mean any Person who directly or indirectly through one or
     -----------
     more intermediaries, controls, is under common control with or is controlled by, the applicable Person.

     "AMENDED AND RESTATED COPYRIGHT MORTGAGE" shall mean the document in
     -----------------------------------------
     respect of the Products and substantially in the form of Exhibit "2" attached hereto or such other form as may be acceptable to the Bank in its sole and absolute discretion.

     "AMENDED AND RESTATED NOTE" shall have the meaning set forth in Section
     ---------------------------
     2.1.5 hereof.

     "APPROVED LICENSE AGREEMENTS" shall have the meaning set forth in the
     -----------------------------
     Original Loan Agreement.

     "BANK" shall have the meaning set forth in the opening paragraph of this
     ------
     Agreement.

     "BANK NOTICE LETTER" shall mean a notice, in the form of Exhibit H attached
     --------------------
     to the Original Agreement or such other form as may be acceptable to the Bank in its sole and absolute discretion, notifying a third party bank or other financial institution at which any Borrower maintains a bank account of the Bank's security interest therein.

     "BORROWER" shall have the meaning set forth in the opening paragraph of
     ----------
     this Agreement.

     "BOUGH BREAKS II" shall mean that certain Product entitled "When the Bough
     -----------------
     Breaks II".

     "BOUGH BREAKS II PRODUCTION AGREEMENT" shall mean that certain letter
     --------------------------------------
     agreement dated August 16, 1996, between Prism and Meeker/Greene Entertainment regarding the production of Bough Breaks II.

     "BUSINESS DAY" shall mean a day when banks are not authorized or required
     --------------
     to close in the State of California.

     "CLOSING" shall mean the date, not later than January 31, 1997 (without the
     ---------
     prior written consent of the Bank), upon which all conditions of this Agreement and to the Merger have been satisfied and the Borrower is prepared for the Plan to go effective and upon which date the transactions contemplated by this Agreement shall be consummated, which consummation shall be deemed to take place concurrently with the Effective Date of the Plan.

     "CODE" shall mean the Uniform Commercial Code in effect from time to time
     ------
     in the relevant State or States.

     "COLLATERAL" shall have the meaning set forth in Section 4.2 hereof.
     ------------

     "CONFIRMATION ORDER" shall mean that certain order of the Court entered
     --------------------
     December 17, 1996 entitled "Order Confirming Debtors' Amended Joint Plan of Reorganization Dated October 25, 1996, as Modified".

     "COPYRIGHTS" shall have the meaning set forth in Section 4.2.1.1 hereof.
     ------------

     "COSTS" shall mean, collectively, all sums (other than Principal and
     -------
     Interest) payable by the Borrower pursuant to this Agreement including, without limitation, sums payable pursuant to Sections 11 and 13.7 hereof.

     "COURT" shall have the meaning set forth in Paragraph A hereof.
     -------

     "EFFECTIVE DATE" shall have the meaning set forth in the Plan.
     ----------------

     "ENCUMBRANCES" shall mean security interests, mortgages, pledges, equities,
     --------------
     encumbrances, conditional sales or other title retention agreements, leases (excluding only operating leases for office equipment and real property), rights, restrictions, reservations or charges or liens of any nature, collectively.

     "ENTERTAINMENT" shall have the meaning set forth in Paragraph A of this
     ---------------
     Agreement.

     "ENVIRONMENTAL LAWS" shall mean any and all federal, state, provincial,
     --------------------
     local or municipal laws, rules, orders, regulations, statutes, ordinances, codes, decrees or requirements of the United States, any State, foreign country, state or province thereof or any municipality or other local governmental division of any of the foregoing, or of any department, commission, board, bureau, agency or instrumentality of the United States, any State, foreign country, state or province thereof or municipality or other local governmental division of any of the foregoing, regulating, relating to or imposing liability or standards of conduct concerning any Hazardous Material or environmental protection or health and safety, as now or may at any time hereafter be in effect, including without limitation, the Clean Water Act, also known as the Federal Water Pollution Control Act, 33 U.S.C. (S)(S) 1251 et seq.; the Clean Air Act, 42 U.S.C. (S)(S) 7401 et
                           -- ---                                            --
     seq.; the Federal Insecticide, Fungicide and Rodenticide Act, 7 U.S.C. (S)
     ---
     136, the Surface Mining Control and Reclamation Act of 1977, 30 U.S.C.
     (S)(S) 1201 et seq.; the Comprehensive Environmental Response, Compensation
                 -- ---
     and Liability Act of 1980, 42 U.S.C. (S)(S) 9601 et seq.; the Superfund
                                                      -- ---
     Amendments and Reauthorization Act of 1986, Pub.L.No. 99-499, 100 Stat. 1613; the Emergency Planning and Community Right-to-Know Act, 42 U.S.C.
     (S)(S) 11001 et seq.; the Resource Conservation and Recovery Act of 1976,
                  -- ---
     42 U.S.C. (S)(S) 6901 et seq.; the Occupational Safety and Health Act of
                           -- ---
     1970 as amended, 29 U.S.C. (S)(S) 655 and 657; the California Health & Safety Code (S)(S) 25300 et seq., together, in each case, with any
                              -- ---
     amendment thereto, and the regulations and rules adopted and the official publications promulgated thereunder and all substitutions thereof.

     "ENVIRONMENTAL LIABILITIES" shall mean any claims, obligations or
     ---------------------------
     liabilities, known or unknown, matured or not matured, absolute or contingent, assessed or unassessed, where such claims, obligations or liabilities would reasonably be expected to have a materially adverse effect on the business or condition (financial or otherwise) of the Borrower which have been or are imposed by reason of or based upon any provision of any Environmental Law, including, without limitation, any such claims, obligations or liabilities relating to or arising out of or attributable, in whole or in part, to the use, storage, treatment, release, processing, distribution, transportation, manufacture, refinement, handling, production or disposal of any Hazardous Materials by the Borrower or any of its employees, agents, representatives or predecessors in interest in connection with or in any way arising from or relating to the Borrower or any of its properties, or relating to or arising from or attributable, in whole or in part, to the use, storage, treatment, release, processing, distribution, transportation, manufacture, refinement, handling, production or disposal of any such Hazardous Materials, by any other Person on, under, at, from, or in any way affecting, any of the properties owned or used by the Borrower or any other location where such could have a materially adverse effect on the business or condition (financial or otherwise) of the Borrower.

     "ERISA" shall mean the Employee Retirement Income Security Act of 1974, as
     -------
     heretofore and hereafter amended, and any regulations promulgated thereunder.

     "ERISA AFFILIATE" shall mean, with respect to the Borrower, all trades or
     -----------------
     businesses (whether or not incorporated) which, together with the Borrower, are treated as a single employer under Section 414(b), (c), (m) or (o) of the Internal Revenue Code.

     "EVENT OF DEFAULT" shall have the meaning set forth in Section 8 hereof.
     ------------------

     "EXCESS CASH AMOUNT" shall have the meaning set forth in the Plan.
     --------------------

     "EXISTING PRODUCTS" shall mean all Theatrical Pictures, Video Pictures,
     -------------------
     made-for-television motion pictures and mini-series, all television series and programs, and all other feature and non-feature length motion pictures produced for release in any other medium in which the Borrower currently has any right, title or interest including, without limitation, the Products listed on Schedule 5.1.15 hereto.

     "EXISTING LICENSE AGREEMENTS" shall have the meaning set forth in Section
     -----------------------------
     5.1.11 hereof.

     "FEDERAL RESERVE" shall have the meaning set forth in Section 2.4.1 hereof.
     -----------------

     "FEE ORDER" shall mean the order of the Court regarding the allowance or
     -----------
     disallowance of the Bank's fees and costs under the Original Loan
     Documents.

     "FOX LORBER" shall mean Fox Lorber Associates.
     ------------

     "FOX LORBER NOTE" shall mean that certain Promissory Note dated July 15,
     -----------------
     1994, executed by Fox Lorber in favor of Prism in the original principal amount of $340,000.

     "GAAP" shall mean generally accepted accounting principles consistently
     ------
     applied (except for accounting changes in response to Financial Accounting Standards Board releases or other authoritative pronouncements).

     "HAZARDOUS MATERIALS" shall mean (i) any chemical, compound, material,
     ---------------------
     mixture or substance that is now or hereafter defined or listed in, or otherwise classified pursuant to, any Environmental Laws (as hereinafter defined) as a "hazardous substance", "hazardous material", "hazardous waste", "extremely hazardous waste", "infectious waste", "toxic substance", "toxic pollutant" or any other formulation intended to define, list, or classify substances by reason of deleterious properties such as ignitability, corrosivity, reactivity, carcinogenicity, toxicity, reproductive toxicity, or "EP toxicity" and (ii) any petroleum, natural gas, natural gas liquid, liquefied natural gas, synthetic gas usable for fuel (or mixtures of natural gas and such synthetic gas), ash produced by a resource recovery facility utilizing a municipal solid waste stream, and drilling fluids, produced waters, and other wastes associated with the exploration, development or production of crude oil, natural gas, or geothermal resources. The term "Hazardous Waste" specifically includes, but is not limited to, each and every substance and material which constitutes (a) a "hazardous substance" within the meaning of 42 US.C. (S) 9601(14); (b) a "hazardous substance" within the meaning of California Health & Safety Code (S) 25316; (c) a "hazardous waste" within the meaning of California Health & Safety Code (S) 25117; (d) an "extremely hazardous waste" within the meaning of California Health & Safety Code (S) 25115; and/or (e) a "hazardous substance," "hazardous waste," or "extremely hazardous waste " under any regulations promulgated pursuant to such statutory provisions, including but not limited to all regulations adopted by the State of California Department of Toxic Substances Control pursuant to California Health & Safety Code (S) 25141.

     "INDEBTEDNESS" shall mean, at any time and with respect to any Person, (i)
     --------------
     indebtedness of such Person for borrowed money (whether by loan or the issuance and sale of debt instruments and/or securities) or for the deferred purchase price of property or services purchased, (ii) obligations of such Person in respect of letters of credit, acceptance facilities, or drafts or similar instruments issued or accepted by banks and other financial institutions for the account of such Person, (iii) obligations of such Person under capitalized leases, and (iv) indebtedness of others of the type described in clauses (i), (ii) and (iii) hereof which (a) such Person has directly or indirectly assumed or guaranteed and/or (b) is secured by a lien on assets of such Person, whether or not such Person shall have assumed or guaranteed such indebtedness.

     "INDEMNIFIED LIABILITIES" shall have the meaning set forth in Section 11
     -------------------------
     hereof.

     "INDEMNITEES" shall have the meaning set forth in Section 11 hereof.
     -------------

     "INGRAM" shall mean Ingram Entertainment Inc., a Tennessee Corporation.
     --------

     "INTEREST" shall mean all interest amounts required to be paid by the
     ----------
     Borrower pursuant to this Agreement.

     "INTEREST IMPOUND ACCOUNT" shall have the meaning set forth in Section
     --------------------------
     2.2.2 hereof.

     "INTERNAL REVENUE CODE" shall mean the Internal Revenue Code of 1986 and
     -----------------------
     the rules, regulations and notices issued thereunder, as now and hereafter in effect, or any successor provision thereto.

     "IRREVOCABLE AUTHORITY" shall mean an irrevocable authority executed by the
     -----------------------
     Borrower instructing the applicable account debtor to remit License Payments to the Master Collection Account in substantially the form of Exhibit D to the Original Agreement or such other form as may be acceptable to the Bank in its sole and absolute discretion.

     "LABORATORY AUTHORIZATION LETTER" shall mean an agreement for a particular
     ---------------------------------
     Product or Products in substantially the form of Exhibit G to the Original Agreement, or such other form as may be acceptable to the Bank in its sole and absolute discretion.

     "LABORATORY PLEDGEHOLDER AGREEMENT" shall mean an agreement for a
     -----------------------------------
     particular Product or Products in substantially the form of either of the agreements attached to the Original Agreement as Exhibits F-1 and F-2, as applicable, or such other form as may be acceptable to the Bank in its sole and absolute discretion.

     "LICENSE AGREEMENTS" shall mean any agreement, arrangement or understanding
     --------------------
     now existing or hereafter entered into (including, without limitation, so-called "output" or other multi-Product agreements), to which the Borrower (or any agent of the Borrower acting on behalf of the Borrower) is a party and pursuant to which the Borrower (or any agent of the Borrower acting on behalf of the Borrower) has granted, sold, conveyed, licensed, sublicensed, leased, subleased or otherwise transferred rights to any Person with respect to the distribution, subdistribution, sale, rental, lease, sublease, licensing, sublicensing, exhibition, telecast, broadcast, transmission (including, without limitation, by way of satellite or cable) or other use, exploitation or disposition of any Product or any elements thereof (including, but not limited to, all music and musical compositions; negatives; soundtracks; and Literary

     Properties) and/or the Copyrights in any of the foregoing or any part thereof in any media existing now or in the future and in any territory (including, without limitation, motion picture, television, "home video" and all other audio-visual device rights, merchandising and commercial tie-ups, soundtrack album, music publishing, novelization and publishing rights, trailer rights, and all other allied, incidental, ancillary and subsidiary rights); such agreements shall include, without limitation, the Existing License Agreements. License Agreements shall also include the Turner License Agreement, the Fox Lorber Note, the Bough Breaks II Production Agreement, and any and all instruments and notes payable to the Borrower in connection with any License Agreement or Product.

     "LICENSE PAYMENTS" shall mean all amounts (including, without limitation,
     ------------------
     so-called "minimum guarantees" and "advances") payable to or for the benefit of the Borrower pursuant to any License Agreement whether characterized as accounts, accounts receivable, general intangibles or otherwise; any and all sums, proceeds, money, products, profits or increases payable to the Borrower pursuant to any License Agreement; all chattel paper that may arise in connection with any License Agreement and any and all amounts payable thereunder whether characterized as accounts, accounts receivable, contracts receivable, general intangibles or otherwise; and any and all proceeds of the foregoing payable to the Borrower.

     "LITERARY PROPERTIES" shall mean all literary and other properties which
     ---------------------
     are or may form the basis of any Product or which are or may be incorporated into any Product, including, without limitation, all scripts, screenplays and/or photoplays based thereon in whole or in part; all component parts of any Product consisting of such literary or other properties; all motion picture, television, "home video" and other audiovisual device rights in and to any story underlying any Product; all treatments of said stories and other literary material, together with all preliminary and final photoplays, treatments, scenarios, screenplays, scripts, bibles and storybooks at every stage thereof used or to be used in connection with any Product; and all other literary material upon which any Product is or may be adapted or based in whole or in part; in each case whether now in existence or hereafter made, produced, created or written and whether or not in possession of the Borrower.

     "LOAN" shall have the meaning set forth in Paragraph D hereof.
     ------

     "LOAN AMOUNT" shall have the meaning set forth in Section 2.1.1 hereof.
     -------------

     "LOAN DOCUMENTS" shall mean, collectively, this Agreement, the Amended and
     ----------------
     Restated Note, all Irrevocable Authorities, Acknowledgements, Laboratory Pledgeholder Agreements, Laboratory Authorization Letters, Bank Notice Letters, Trademark Mortgages, UCC financing statements, Copyright Mortgages, and any other certificates, financial statements, schedules, exhibits, documents or agreements of any type or nature heretofore or hereafter executed and/or delivered by or on behalf of the Borrower to the Bank in any way relating to or in furtherance of this Agreement or evidencing and/or securing any of the Obligations in each case either as originally executed or as the same may be Modified from time to time.

     "MASTER COLLECTION ACCOUNT" shall mean that certain operating account of
     ---------------------------
     the Borrower established at the offices of the Bank pursuant to the Original Loan Documents and numbered 0060071241.

     "MERGER" shall have the meaning set forth in paragraph B hereof.
     --------

     "MODIFICATIONS" shall mean amendments, alterations, supplements,
     ---------------
     replacements, modifications or terminations, collectively.

     "MODIFY" shall mean amend, alter, supplement, replace, modify or terminate,
     --------
     collectively.

     "NET COLLECTIONS" shall mean (i) the gross amount collected under License
     -----------------
     Agreements in existence on the Effective Date, less only third party participation claims and applicable royalties, if any, (ii) 50% of the gross amount of the producer's fee due to the Borrower from Bough Breaks II, and (iii) the gross amount collected under License Agreements entered into by the Borrower after the Effective Date, less only third party participations, applicable royalties, sales commissions, and residuals, if any.

     "NEW COLLATERAL" shall have the meaning set forth in Section 4.3 hereof.
     ----------------

     "OBLIGATIONS" shall mean, collectively, the Principal, together with
     -------------
     accrued Interest and Costs.

     "ORIGINAL AGREEMENT" shall have the meaning set forth in paragraph C
     --------------------
     hereof.

     "ORIGINAL  LOAN DOCUMENTS" shall have the meaning set forth in paragraph C
     --------------------------
     hereof.

     "ORIGINAL NOTES" shall mean, collectively, that certain $5,000,000
     ----------------
     Promissory Note dated February 24, 1995 and that certain $1,000,000 Promissory Note dated February 24, 1995 executed by Prism in favor of the Bank.

     "PERMITTED ENCUMBRANCES" shall mean the Encumbrances granted to the Bank
     ------------------------
     herein, the junior lien of Ingram on the Collateral, the senior lien of Ingram on the New Collateral, and those Encumbrances set forth on Schedule 1 attached to the Original Agreement.

     "PERSON" shall mean an individual or a corporation, association, limited
     --------
     liability company, joint venture, partnership, trust or other private or governmental entity.

     "PHYSICAL MATERIALS" shall have the meaning set forth in Section 4.2.1.3
     --------------------
     hereof.

     "PLAN" shall have the meaning set forth in Paragraph B hereof.
     ------

     "POTENTIAL EVENT OF DEFAULT" shall mean any event, act or condition which
      ---------------------------
     with notice or lapse of time, or both, would constitute an Event of Default.

     "PRIME RATE" shall mean the fluctuating per annum commercial rate of
     ------------
     interest announced by the Bank from time to time at its principal office as the Bank's "prime rate".

     "PRINCIPAL" shall have the meaning set forth in Section 2.1.1 hereof.
     -----------

     "PRISM" shall have the meaning set forth in Paragraph A of this Agreement.
     -------

     "PRODUCER" shall mean any Person who has licensed or otherwise granted
     ----------
     rights in a Product to the Borrower pursuant to a Rights-In Agreement.

     "PRODUCTS" shall mean all Existing Products plus all of the Borrower's
     ----------
     right, title or interest in Bough Breaks II.

     "RELEVANT FOREIGN JURISDICTIONS" shall have the meaning set forth in
     --------------------------------
     Section 5.1.1 hereof.

     "RESTRICTED PAYMENT" shall mean (i) any distribution, dividend or other
     --------------------
     direct or indirect payment in respect of any shares of any class of any capital stock of the Borrower or any of its Subsidiaries now or hereafter outstanding; (ii) any purchase, redemption or other acquisition or reacquisition by the Borrower of any share of any class of any of its own capital stock or other capital stock or equity interest of the Borrower now or hereafter outstanding, (iii) any payment made to retire, or obtain the surrender of any outstanding warrants, puts or options or other rights to purchase or acquire any shares of any class of any capital stock of the Borrower now or hereafter outstanding, (iv) any loan by the Borrower to the holder of any shares of any class of any capital stock of the Borrower, and/or (v) any payment of principal or other retirement of indebtedness of the Borrower which is subordinated by its terms, by agreement or by operation of law (or is required by any Loan Document to be subordinated) to the Obligations.

     "RIGHTS-IN AGREEMENTS" shall mean any agreement, arrangement or
     ----------------------
     understanding now existing or hereafter entered into (including, without limitation, so-called "output" or other multi-Product agreements), to which the Borrower is a party and pursuant to which the Borrower has been granted, sold, conveyed, licensed, sublicensed, leased, subleased or otherwise transferred rights by any Person with respect to the distribution, subdistribution, sale, rental, lease, sublease, licensing, sublicensing, exhibition, telecast, broadcast, transmission (including, without limitation, by way of satellite or cable) or other use, exploitation or acquisition of any Product or any elements thereof (including, but not limited to, all music and musical compositions; negatives; soundtracks; and Literary Properties) and/or the Copyrights in any of the foregoing or any part thereof in any media existing now or in the future and in any territory (including, without limitation, motion picture, television, "home video" and all other audio-visual device rights, merchandising and commercial tie-ups, soundtrack album, music publishing, novelization and publishing rights, trailer rights, and all other allied, incidental, ancillary and subsidiary rights).

     "STATE" shall mean any state of the United States.
     -------

     "SUBSIDIARY" shall mean any corporation, association, limited liability
     ------------
     company, joint venture, partnership, trust or other entity which is directly or indirectly through one or more intermediaries controlled by the Person in question.

     "THEATRICAL PICTURES" shall mean all feature and non-feature length motion
     ---------------------
     pictures produced for theatrical release in which the Borrower now has any right, title or interest. For avoidance of doubt, a Theatrical Picture may also come within the definition of a Video Picture.

     "TRADEMARK MORTGAGES" shall mean the documents in respect of each
     ---------------------
     trademark, logo, tradename, service mark and/or service name of the Borrower in substantially the form of Exhibit I attached to the Original Agreement or in such other form as may be acceptable to the Bank in its sole and absolute discretion.

     "TURNER" shall mean Turner Home Entertainment, Inc., a Georgia corporation.
     --------

     "TURNER LICENSE AGREEMENT" shall mean that certain license agreement, dated
     --------------------------
     as of November 8, 1994 by and between Prism Entertainment and Turner.

     "TURNER PAYMENTS ASSIGNMENT AGREEMENT" shall mean that certain Assignment,
     --------------------------------------
     Notice and Acknowledgement of Assignment entered into as of March, 1995, by and among Prism, the Bank, and Turner.

     "UNITED STATES" AND "U.S." shall mean the United States of America and its
     --------------------------
     territories and possessions.

     "VIDEO PICTURES" shall mean all feature and non-feature length motion
     ----------------
     pictures produced for "home video" release on videotape, cassette, cartridge, disc or other "home video" medium in which the Borrower now has any right, title or interest. For the avoidance of doubt, a Video Picture may also come within the definition of Theatrical Picture.

     Unless the context otherwise requires, the following terms used in this Agreement shall have the meanings ascribed to them in the Commercial Code of the State of California: "account", "account debtor", "chattel paper", "general intangibles", "goods", "instrument", inventory", "money", "proceeds", and "products".

2.   RESTRUCTURING OF DEBT.
     ---------------------

     2.1  Terms of the Loan.
          -----------------

          2.1.1  Loan Amount.  The aggregate principal amount of the Loan (the
                 -----------
"Loan Amount") will be the total amount of (i) two million seven hundred forty-two thousand four hundred thirty dollars and forty-four cents ($2,742,430.44) (the "Undisputed Principal"), plus (ii) all fees and costs of the Bank to which no objections are timely filed pursuant to Section 2.3 hereof or which are subsequently allowed by order of the Court (the "Supplemental Principal" and, together with the Undisputed Principal, the "Principal"). The total amount of Supplemental Principal asserted by the Bank is four hundred fifty thousand dollars ($450,000).

          2.1.2  Interest Rate.  So long as no Event of Default is continuing,
                 -------------
the Loan will bear interest at a rate per annum equal to the Prime Rate plus 3.0% (the "Loan Rate").

          2.1.3  Default Rate.  In the event of an Event of Default, the Loan
                 ------------
will bear interest at a rate per annum equal to the Loan Rate plus 5%.

          2.1.4  Term.  If not sooner paid pursuant to the terms set forth
                 ----
below, all Obligations shall be payable on July 1, 1999 (the "Term").

          2.1.5  Amended and Restated Note.  The Borrower shall execute and
                 -------------------------
deliver to the Bank an amended and restated promissory note (the "Amended and Restated Note") payable to the Bank in the form of Exhibit "3" hereto to evidence the Borrower's obligation to repay the Loan Amount.

     2.2  Payments.
          --------

          2.2.1  Excess Cash Amount.  At Closing, the Borrower shall pay to the
                 ------------------
Bank the Excess Cash Amount, if any, calculated under the Plan. The Borrower shall promptly pay to the Bank any additional sums due the Bank after the Closing pursuant to Section 6.01(d) of the Plan.

          2.2.2  Monthly Interest Payments.  Commencing on the twentieth day of
                 -------------------------
the first month following the Closing, and continuing on the first day of each subsequent month through June, 1998, the Borrower shall make monthly Interest payments from sources other than License Payments and exploitation of the Products. Interest on the Undisputed Principal shall be paid directly to the Bank. Interest on the full amount of the fees and costs as asserted by the Bank as of the Closing shall be paid into a separate account maintained at the Bank and designated as the "Interest Impound Account" pending the determination of the Supplemental Principal amount under section 2.3 hereof.

          2.2.3  Amortization of Remaining Principal.  All Principal outstanding
                 -----------------------------------
as of July 1, 1998 shall be amortized by twelve equal monthly payments on the twentieth of each month for the balance of the Term. Interest shall be payable monthly on the amount of the Principal then outstanding.

          2.2.4  Payments from Net Collections.  The Borrower shall pay to the
                 -----------------------------
Bank all Net Collections during the Term. Through June 30, 1998, Net Collections shall be applied to reduce the Principal. From and after July 1, 1998, Net Collections shall be credited and applied to the next monthly payment of Principal and Interest then due.

          2.2.5  Payments from Sale of Collateral.  The net proceeds of any sale
                 --------------------------------
of the Collateral or any portion thereof shall be paid to the Bank, and shall be applied first to Costs, then to Interest, and then to Principal, until the Obligations are fully satisfied.

          2.2.6  Time and Place of Payments.  The Borrower shall make each
                 --------------------------
payment hereunder (and under any instrument delivered hereunder) to the Bank at the office of the Bank set forth in, or designated by the Bank pursuant to
Section 12 hereof, not later
than 10:00 a.m. (Los Angeles time) on the day when due, in freely transferable Dollars representing "same day" funds, and if necessary the Borrower shall procure (from either the payor of such funds or from the Bank, at the election of the Borrower) conversion of any payments from third parties into Dollars, with the Borrower bearing all costs and risks of any and all such conversion. Whenever any payment to be made hereunder or under any instrument delivered hereunder shall be stated to be due on a day other than a Business Day, such payment shall be made on the next succeeding Business Day; and such extension of time shall in each such case be included in the computation and payment of Interest.

          2.2.7  Application of Payments.  Except as otherwise provided herein,
                 -----------------------
all payments made hereunder in respect of any of the Obligations (whether optional or mandatory) shall be credited first to Costs to the extent that Costs have not previously been paid, then to Interest to the extent that Interest on all outstanding Principal under the Loan is accrued and unpaid, and then to Principal.

          2.2.8  No Offset by Borrower; Net Payments.  All payments by the
                 -----------------------------------
Borrower under this Agreement shall be made without setoff or counterclaim and in such amounts as may be necessary in order that all such payments (after deduction or withholding for or on account of any present or future taxes of any kind, imposts, levies, assessments, duties, fees, deductions or other charges, restrictions, conditions of whatever nature now or hereafter imposed, levied, collected or asserted to be due or payable by or for the account of the United States or any foreign country, or any State or foreign state or province, municipality or other political subdivision or taxing authority thereof, and including any penalty or fine or similar liabilities for the non-payment thereof) shall not be less than the amounts otherwise specified to be paid under this Agreement. All payments under this Agreement shall be made under all circumstances, irrespective of any restrictions then existing in any jurisdiction and without regard to the nationality, residence or domicile of the Bank or the Borrower, and without requiring any affidavit or the fulfillment or any other formality except as otherwise expressly provided in this Agreement.

     2.2.9 Prepayment Without Penalty.  The Borrower may pay all or any part of
           --------------------------
the outstanding Obligations at any time during the Term without penalty.

     2.3  Objection to Fees.  The Borrower may, within 60 days of the Effective
          -----------------
Date, file an objection to the fees and costs of the Bank on the basis that such fees and costs, or a portion thereof, should be disallowed pursuant to Bankruptcy Code section 506(b). Such fees and costs as are allowed by the Fee Order (or, if no timely objection is made, all of the Bank's fees and costs), shall constitute the Supplemental Principal. Immediately upon the entry of the Fee Order, the Borrower shall pay to the Bank all Interest accumulated on the Supplemental Principal. If no timely objection is made pursuant to this section 2.3, the Borrower shall, on the 61st day after the Effective Date, pay to the Bank all Interest accumulated on the Supplemental Principal.

     2.4  Capital Adequacy and Increased Cost of the Commitments.
          ------------------------------------------------------

          2.4.1 If, after the Closing, the adoption or implementation of any applicable rule, law or regulation regarding capital requirements for banks or bank holding companies, or any change therein (including any change according to a prescribed schedule of increasing requirements, whether or not currently known) or any change in the interpretation or administration thereof by any foreign or domestic court, central bank (including, without limitation, the Federal Reserve System of the United States (the "Federal Reserve")), monetary authority or comparable agency charged with the interpretation or administration thereof, or compliance by the Bank with any request or directive of any such Person regarding capital adequacy (whether or not having the force of law) has the effect of reducing the return on the Bank's capital to a level below that which the Bank could have achieved (taking into consideration the Bank's policies with respect to capital adequacy immediately before such adoption, implementation, change or compliance and assuming that the Bank's capital was fully utilized prior to such adoption, implementation, change or compliance) but for such adoption, implementation, change or compliance as a consequence of the Loan or the Commitments by any amount, the Borrower shall pay to the Bank as an additional fee from time to time on demand of the Bank such amount as shall be necessary to compensate the Bank for such reduction. The determination by the Bank of such amount, if done on the basis of any reasonable averaging and attribution methods, shall in the absence of manifest error be conclusive, and, at the Borrower's request, the Bank shall demonstrate the basis of such determination.

          2.4.2 If any present or future applicable law (which expression, as used in this Section 2.4.2, includes statutes, rules and regulations thereunder and interpretations thereof by any competent court or by any governmental or other regulatory body or official charged with the administration or the interpretation thereof and requests, directives, instructions and notices at any time or from time to time hereafter made upon or otherwise issued to the Bank by any central bank or other fiscal, monetary or other authority (including, without limitation, the Federal Reserve) (whether or not having the force of law)) shall:

                 2.4.2.1 subject the Bank to any tax, levy, impost, duty, charge, fee, deduction or withholding of any nature with respect to this Agreement, the Loan or the Amended and

Restated Note (other than taxes based upon or measured by the income or profits of the Bank); or

                 2.4.2.2 materially change the basis of taxation (except for changes in taxes on income or profits) of payments to the Bank of Principal or Interest or any other amounts payable to the Bank under this Agreement; or

                 2.4.2.3 impose or increase or render applicable any special deposit, reserve, assessment liquidity or other similar requirements (whether or not having the force of law) against assets held by, or deposits in or for the account of the Bank, or the Loan or the Amended and Restated Note; or

                 2.4.2.4 impose on the Bank any other conditions or requirements with respect to this Agreement, the Loan, or the Note or any class of loans or commitments of which the Loan forms a part;

and the result of any of the foregoing is:

                          (i) to increase the cost to the Bank of making,
funding, issuing, renewing, extending or maintaining the Loan; or

                          (ii) to reduce the amount of Principal, Interest or
other amount payable to the Bank hereunder on account of any of the Loan; or

                          (iii) to require the Bank to make any payment or to
forego any Interest or other sum payable hereunder, the amount of which payment or foregone Interest or other sum is calculated by reference to the gross amount of any sum receivable or deemed received by the Bank from the Borrower hereunder;

then, and in each such case, the Borrower will, upon demand following receipt of written notice from the Bank, which written notice shall include calculations of the amounts payable, pay to the Bank such additional amounts as will be sufficient to compensate the Bank for such additional cost, reduction, payment or foregone Interest or other sum, but without duplication of any amount payable by the Borrower pursuant to Section 2.4.1 hereof. The determination by the Bank of any such amount shall, in the absence of manifest error, be conclusive, and at the Borrower's request the Bank shall demonstrate the basis for such determination.

3.   MASTER COLLECTION ACCOUNT.
     -------------------------

          3.1.1 The Borrower shall maintain the Master Collection Account, and shall cause all License Payments to be directly remitted by the applicable account debtors into the Master Collection Account. Except as permitted in this

     Section 3.1.1 and in Section 4.5 hereof, the Borrower shall not be permitted to deposit any funds in the Master Collection Account without the prior written consent of the Bank.

          3.1.2 The Borrower shall be entitled to withdraw from the Master Collection Account with respect to a License Payment which has been deposited in full the amount of third party participations, sales commissions, and applicable royalties and other costs which the Borrower may deduct to arrive at Net Collections. The balance of any License Payment shall be released forthwith from the Master Collection Account for application to the Amended and Restated Note in accordance with the terms hereof. Other than as expressly provided in this Section 3.1.2, the Borrower shall not be entitled to withdraw any portion of the funds deposited in the Master Collection Account, and such account shall be under the exclusive control of the Bank, until such time, if ever, as all of the Obligations and all other sums, liabilities and other obligations owing by the Borrower to the Bank under the Loan Documents shall have been indefeasibly paid in full.

4.   SECURITY INTEREST.
     -----------------

     4.1  Continuation of First Priority Security Interest.  As security for the
          ------------------------------------------------
full and timely payment and performance of all of the Obligations and any other liabilities of or amounts owed by the Borrower to the Bank arising out of this Agreement, or any of the other Loan Documents, whether now existing or hereafter arising, the Borrower hereby acknowledges the validity and first priority of the Bank's security interests in the "Collateral" and grants a continuing security interest in and lien upon, and mortgages, pledges and assigns to the Bank for security purposes, the "Collateral".

     4.2  The Collateral.  The term "Collateral" shall mean all of the
          --------------
Borrower's now owned or hereafter acquired right, title and interest in and relating to (i) the Master Collection Account, (ii) the Products, and (iii) the License Agreements, and all proceeds of any and all of the foregoing property, including, without limitation, all assets, accounts, accounts receivable, contract receivables, goodwill, contract rights, general intangibles, inventory, goods, documents, instruments, returned merchandise, chattel paper, cash, deposit accounts, completion bonds, policies of insurance relating thereto or arising therefrom and all products, replacements or substitutions for, and accessions and additions to any and all of the foregoing property and interests in property, and all payments under any indemnity, warranty or guarantee payable by reason of loss or damage to or otherwise with respect to any of the foregoing Collateral, and all books and records relating to any of the foregoing Collateral. Without in any way limiting the generality of the foregoing, the Collateral shall specifically include all of the Borrower's right, title and interest, now owned or hereafter acquired, throughout the entire universe, in and to each and all of the following:

          4.2.1 All Products (whether such Products are in preproduction, production, principal photography, post-production or completed) and Literary Properties, including, without limitation, all of the Borrower's right, title and interest in and to:

               4.2.1.1 All common law and statutory copyrights and copyright registrations, and applications for registration, now existing or hereafter arising, United States and foreign, obtained or to be obtained on or in connection with the Products, the Literary Properties or any parts thereof or any underlying or component element of any Product or Literary Property, including, but not limited to, all copyrights on the property described in Sections 4.2.1.2 through
          4.2.1.5 hereof together with the right to copyright and all rights to renew or extend such copyrights and the right (but not the obligation) of the Bank to sue in its own name and/or in the name of the Borrower for past, present and future infringements of copyright (collectively, the "Copyrights");

               4.2.1.2 All rights in and to all music, musical compositions, lyrics and recordings used and to be used in, or derived from, any of the Products, including, without limitation, all rights to record, re-record, produce, reproduce, license, synchronize or publish all or any of said music and musical compositions;

               4.2.1.3 All physical properties of every kind or nature of or relating to any of the Products and all versions thereof, to the extent now or hereafter in existence, including, without limitation, exposed film, developed film, positives, negatives, prints, answer prints, special effects, pre-print materials (including, without limitation, negatives, positives, duplicate negatives, inter-negatives, inter-positives, color reversals, intermediates, lavenders, fine grain master prints and matrixes, master tapes, discs, cassettes and cartridges, soundtracks, recordings, audio and video tapes, discs, cassettes and cartridges, master magnetic tracks, other optical soundtrack recordings and music cue sheets, and all other forms of pre-print elements used in any way to produce prints or other copies or additional pre-print elements, whether now known or hereafter devised or created), audio and video tapes, cassettes and discs (including, without limitation, 8mm, CD-I, CD-ROM and VHD) of all types and gauges, cut-outs, trims and any and all other physical properties of every kind and nature relating to any of the Products in whatever state of completion, and all duplicates, drafts, versions, variations and copies of each thereof (all of the foregoing collectively referred to as the "Physical Materials"), and any and all rights of access to removal and transfer of, and duplication and reproduction of, any and all of the Physical Materials;

               4.2.1.4 All production, distribution, subdistribution, leasing, subleasing, license, sublicense, exhibition, telecasting, broadcasting, transmission (including, without limitation, by way of satellite or cable), ancillary, publishing, spin-off, collateral, allied, subsidiary, merchandising and other exploitation rights pertinent or related to the Products, including, without limitation, the following: (i) all rights to produce remakes, sequels, pre-sequels or serials based in whole or in part upon the Products, the Literary Properties, the theme of the Products or the text or any part of the Literary Properties; (ii) all rights throughout the world to exhibit the Products in theaters; (iii) all rights throughout the world to telecast, broadcast, distribute, transmit (including, without limitation, by way of microwave, satellite or cable) or reproduce by means of television, including commercially sponsored, sustaining and subscription, satellite, cable or "pay" television, by means of video cassettes, video cartridges (including, without limitation, 8mm, video and laser discs (including, without limitation, CD-I, CD-ROM and VHD)), tapes, cartridges, interactive video (whether such interactive video is "pay-per-view," computer generated, computer received, received via cable television, supplied via computer modem, incorporated into software, supplied via direct satellite reception or is incorporated into a computer game, arcade game or home video game) or any other scientific, mechanical, audiovisual or electronic means, methods, processes or devices, now known or hereafter created, conceived or devised, the Products and any remake of, sequel or pre-sequel to or serialization of the Products; (iv) all rights to produce primarily for television or similar use a motion picture or series of motion pictures, by use of film, video, tape, disc (including, without limitation, CD-I, CD-ROM and VHD), cassette, cartridge or any other audiovisual or mechanical recording device now known or hereafter devised, based upon the Products, the Literary Properties or any part thereof, including, without limitation, based upon any treatment, script, scenario or the like used in the Products; (v) all rights to reissue any of the Products by means of film, tape, disc (including, without limitation, CD-1, CD-ROM and VHD) or any other devices now known or hereafter created, conceived or devised; (vi) all merchandising rights, including, without limitation, all rights to use, exploit and license others to use and exploit any and all commercial tie-ups of any kind arising out of or connected with the Literary Properties, the Products, the title or titles of the Products and Literary Properties, and the characters of the Products or of the Literary Properties; and (vii) the names or characteristics of said characters in any of the Products or Literary Properties, including, without limitation, any and all commercial tie-up, sponsorships, publishing, merchandising and other exploitation in connection with or related to the Products, any remake, prequel, sequel or serialization thereof or the Literary Properties;

               4.2.1.5 The dramatic, non-dramatic, stage, television, "home video", radio and publishing rights in and to the Products, the Literary Properties or any part thereof, and the right to obtain Copyrights and renewals of Copyrights therein;

               4.2.1.6 The titles of the Products and the Literary Properties and all rights to the use thereof, including, without limitation, rights protected by trademark and service mark laws against unfair competition or any other applicable statutory or common law, or other rule of principle of law; and all trademarks, tradenames, logos, service marks and service names, at any time owned or used by any Borrower in connection with any of the Products;

               4.2.1.7 All accounts, accounts receivable, contracts receivable, general intangibles, contract rights and other rights which may arise or may have risen in connection with the creation, production, delivery, distribution, exhibition of all or any part of the Products, including, but not limited to, (i) all general intangibles and contract rights for services or other performances by any third parties, including Persons furnishing services or materials or both, and actors, writers, directors, individual producers or any and all other performing or non-performing artists in any way connected with the Products or the Literary Properties, (ii) all general intangibles and contract rights relating to licenses of sound or other equipment, and licenses for photographic or other processes relating to the Products, and (iii) any and all other such rights as the Borrower has, the ownership or control of which is necessary or desirable, in the opinion of the Bank, in order to complete production and distribution of the Products; with respect to each agreement that is a part of the Collateral, the Collateral shall include the right (but not the obligation) of the Bank and the Borrower, to modify such agreement, to perform thereunder, to compel performance thereunder and otherwise to exercise all remedies thereunder;

               4.2.1.8 All documents issued by any pledgeholder or bailee with respect to the Products or any of the Physical Materials; and

               4.2.1.9 All insurance policies and completion bonds on or connected with the Products or the production or distribution thereof or the Physical Materials, and all proceeds which may be derived therefrom.

          4.2.2  All License Agreements, including, without limitation:

               4.2.2.1 All presently existing and hereafter arising License Payments, accounts, and other accounts receivable and general intangibles or sums payable to the Borrower in respect of the License Agreements; and all proceeds of any of the foregoing, of every kind and character;

               4.2.2.2 All sums, proceeds, money, products, profits and increases, including money, profits or increases, or other property presently owned or hereafter obtained from, in connection with or related to the License Agreements;

               4.2.2.3 All instruments, notes or chattel paper which may arise in connection with any and all of the License Agreements;

               4.2.2.4 All security interests granted to the Borrower under any License Agreements or any other agreements; and

               4.2.2.5 The Fox Lorber Note, which shall be pledged to the Bank as security for the Obligations in a form satisfactory to the Bank in its sole discretion.

          4.2.3 All inventions, processes, formulae, licenses, patents, patent rights, trademarks, trademark rights, trademark registrations, service marks, service mark rights, service mark registrations, tradenames, tradename rights, tradename registrations, service names, service name rights, service name registration, logos, indicia, corporate and company names, business source or business identifiers and renewals and extensions thereof, United States and foreign, and the related goodwill and other like business property rights relating to the Products, and the right (but not the obligation) to register claim under any trademark, tradename, service mark, service name or patent and to renew and extend such trademarks, tradenames, service marks, service names or patents and the right (but not the obligation) to sue in the name of the Borrower or in the name of the Bank for past, present or future infringement of trademarks, tradenames, service marks, service names or patents;

          4.2.4 All cash, cash equivalents and bank accounts of the Borrower wherever located, including, without limitation, the Master Collection Account, which represent or include funds obtained from, in connection with or related to the Products, and all drafts checks, certificates of deposit, notes, bills of exchange and other writings which evidence a right to the payment of money and are not themselves security agreements or leases and are of a type which in the ordinary course of business is transferred by delivery with any necessary endorsement or assignment obtained from, in connection with or related to the Products, whether now owned or hereafter acquired;

          4.2.5 All inventory of prints, video laser discs (including (without limitation) CD-I, CD-ROM and VHD), video cassettes, video cartridges, video tapes, advertising materials and all other items of inventory relating to the Products;

          4.2.6 All books and records relating to any and all of the foregoing Collateral;

          4.2.7 All Rights-In Agreements (including, without limitation, all security interests granted to the Borrower pursuant thereto or in accordance therewith); and

          4.2.8 All proceeds of, products of or accessions or additions to, any and all of the foregoing Collateral.

     4.3  Granting of Security Interest in and Lien on Inventory.  As additional
          ------------------------------------------------------
security for the full and timely payment and performance of all of the Obligations and any other liabilities of or amounts owed by the Borrower to the Bank arising out of this Agreement, or any of the other Loan Documents, whether now existing or hereafter arising, the Borrower hereby grants a continuing security interest in and lien upon all present and future inventory and merchandise including, without limitation, all present and future goods held for sale or lease or to be furnished under a contract of service, all raw materials, work in progress and finished goods, all packing materials, supplies and containers relating to or used in connection with any of the foregoing, and all bills of lading, warehouse receipts or documents of title relating to any of the foregoing, whether now owned or hereafter acquired by the Borrower, wherever located, and all accessions or additions to, any and all of the foregoing (the "New Collateral"). The lien on and security interest in the New Collateral granted to the Bank shall be subject to and subordinate to the lien therein of Ingram.

     4.4  Security Documents.  All currently existing documents and filings
          ------------------
which evidence and/or perfect the security interests and rights granted to the Bank under the Original Loan Documents (the "Original Security Documents") shall remain in full force and effect for purposes of evidencing and/or perfecting the security interests and rights granted herein. For the purpose of further evidencing or perfecting the security interests granted by the Borrower to the Bank, the Borrower agrees, in the sole discretion of the Bank, to:

          4.4.1 Execute and deliver, or cause to be executed and delivered, to the Bank, Uniform Commercial Code financing statements and Bank Notice Letters from all jurisdictions as may be, in the opinion of the Bank, necessary to perfect and/or continue perfection of such security interests;

          4.4.2 (i) Execute and deliver, or cause to be executed and delivered, to the Bank, the Amended and Restated Copyright Mortgage, and (ii) cause to be recorded in the United States Copyright Office and the United States Patent and Trademark Office, as appropriate, an additional original copy of such Amended and Restated Copyright Mortgage;

          4.4.3 With respect to each License Payment, execute and deliver, and cause all account debtors of each such License Payment to execute and deliver, an Irrevocable Authority and Acknowledgment to the Bank pursuant to which all such account debtors are instructed and agree to remit all such License Payments directly to the Master Collection Account;and

          4.4.4 Execute and deliver, or cause to be executed and delivered, to the Bank, the Fox Lorber Note and such endorsement or other evidence of the pledge thereof in favor of the Bank as the Bank deems necessary or appropriate in its sole and absolute discretion, and any other instrument or note evidencing a right to payment under any License Agreement.

          4.4.5 Execute and deliver, or cause to be executed and delivered, to the Bank, such other instruments and documents as the Bank may request to carry out and fulfill the purposes of this Agreement, all in form and substance satisfactory to the Bank.

     4.5  Borrower to Deliver Funds to the Bank.  In the event that the Borrower
          -------------------------------------
receives any funds which should have been delivered directly to the Bank pursuant to Section 3.1.1 or 4.4.3 hereof, the Borrower agrees that such funds are being held in trust for the Bank, and the Borrower shall, promptly upon receipt thereof, deliver the same to the Bank.

     4.6  Filing and Recordation.   The Borrower shall, in accordance with the
          ----------------------
Bank's instructions, execute and deliver all documents of whatever kind and render such other assistance as may be necessary to cause all of the agreements, instruments and documents executed pursuant to this Agreement to be duly recorded and/or filed in all places necessary, in the opinion of the Bank, to perfect and protect the security interests and liens of the Bank in the Collateral and the New Collateral, and (without limiting the Borrower's recording and/or filing obligations pursuant to Section 4.4 hereof or elsewhere herein) the Bank is hereby authorized to file or record all of such agreements, instruments and documents. In the event that any re-recording or re-filing thereof (or the filing or recording of any additional agreements, instruments and/or documents) required to protect and preserve any such lien or security interest, the Borrower agrees that it shall again promptly execute and deliver all documents of whatever kind and render such other assistance as may be necessary to cause the same to be re-recorded and/or re-filed (or any additional agreements, instruments and/or documents filed or recorded) at the time and in the manner requested by the Bank. Notwithstanding the foregoing, the Borrower hereby authorizes the Bank to execute (or re-execute) in the name of the Borrower and/or to file or record (or re-file or re-record) any financing statements, Copyright Mortgages, Trademark Mortgages or other documents or instruments in respect of any security interests created pursuant to this Agreement or any of the other Loan Documents which may at any time be required in the opinion of the Bank, and the Borrower hereby irrevocably designates the Bank, its agents, representatives and designees as agent and attorney-in-fact for the Borrower for these purposes. Such appointment is coupled with an interest and is therefore irrevocable.

     4.7  Termination of Security Interest In All Collateral.  Upon the full and
          --------------------------------------------------
complete indefeasible satisfaction of all of the Obligations and any other liabilities or obligations of or amounts owing by the Borrower to the Bank pursuant to the Loan Documents, whether now existing or hereafter arising, and submission by the Borrower to the Bank of appropriate termination statements or other instruments reflecting the termination of the Bank's security interests in the Collateral and the New Collateral, at the expense of the Borrower, the Bank shall promptly execute and return such instruments, including, but not limited to, the Amended and Restated Note marked "paid", to the Borrower.

5.   REPRESENTATIONS AND WARRANTIES.
     ------------------------------

     5.1 For the purpose of inducing the Bank to enter into this Amendment, New Entertainment hereby represents and warrants to the Bank as of the Closing as follows:

          5.1.1  Good Standing and Corporate Power.  The Borrower is a
                 ---------------------------------
     corporation duly organized, validly existing and in good standing under the laws of the jurisdiction of its incorporation, and is qualified to transact business as a foreign corporation in good standing in (i) the State of California and (ii) in each other jurisdiction where the failure to be so qualified would have a material adverse effect on it, its assets or properties, or the conduct of its business (which jurisdictions together the State of California are hereinafter collectively referred to as the "Relevant Foreign Jurisdictions"). The corporate charter or right to conduct business of the Borrower in its jurisdiction of incorporation and the Relevant Foreign Jurisdictions has never been suspended, revoked or terminated. The Borrower has the right, power and authority to own its properties and assets and to transact the business in which it is engaged and proposes to engage including, without limitation, the power to distribute and otherwise exploit the Products in accordance with each License Agreement to which it is a party.

          5.1.2  Binding Agreement.  This Agreement and the other Loan Documents
                 -----------------
     (to the extent such other Loan Documents are intended to be of a contractual nature), when executed and delivered, will constitute the valid and legally binding obligations of the Borrower and are enforceable in accordance with their respective terms except as such enforceability may be limited by bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting creditors rights generally.

          5.1.3  Due Authorization; No conflicts or Violations.  The execution,
                 ---------------------------------------------
     delivery and performance of this Agreement by the Borrower, the execution, delivery and performance of each of the other Loan Documents to which the Borrower is a party, and the grant of the security interests contemplated by this Agreement and the other Loan Documents to which the Borrower is a party, (i) have been duly authorized by all requisite actions by the board of directors and stockholders of the Borrower and will not violate any provision of any law, any order of any court or other agency of the United States, any State or any foreign country, state or province having jurisdiction, and (ii) will not violate any provision of the certificate/articles of incorporation, by-laws or other formation, charter or corporate governance document of the Borrower, or any provision of any agreement or instrument to which the Borrower is a party or by which the Borrower or any of its properties or assets may be bound, or be in conflict with, result in a breach of or constitute a default under, any such agreement or other instrument.

          5.1.4  Authorizations.  All authorizations, approvals, registrations
                 --------------
     or filings from or with (i) any governmental or public regulatory body or authority of the United States, any State or of any foreign country, state, province or other jurisdiction, or (ii) any other Person, required for the execution, delivery or performance by the Borrower of the Loan Documents to which the Borrower is a party, have been obtained or made and are in full force and effect.

          5.1.5  Necessary Rights.  The Borrower owns and controls and has good,
                 ----------------
     valid and marketable title to, and will continue to own and control and have good, valid and marketable title to, all rights necessary for the development, production, distribution, subdistribution, sale, lease, sublease, rental, license, sublicense, telecast, broadcast, transmission (including, without limitation, by way of satellite or cable) and other exploitation of all Products in accordance with the requirements contained in any agreement relating to any Product to which the Borrower is a party, including this Agreement, the License Agreements (including, without limitation, all rights necessary to perform all of the Borrower's obligations, to perform and observe all conditions referred to herein or therein and to be in compliance with and observe all of the Borrower's representations and warranties made herein or therein); and owns and controls and has good, valid and marketable title to all other Collateral.

          5.1.6  The Security Interests.  This Agreement and the other Loan
                 ----------------------
     Documents to be delivered to the Bank pursuant to Section 4.4 hereof, will create and grant to the Bank valid security interests and charges in the Collateral and New Collateral. The Bank shall have perfected first priority security interests in and liens on the Collateral, and such Collateral shall be subject only to the junior liens of the Permitted Encumbrances. The Bank shall have a perfected second priority security interest in and lien upon the New Collateral junior only to the security interest therein and lien thereon of Ingram.

          5.1.7  No Violation of Rights.  As of the Closing, the Borrower is not
                 ----------------------
     aware of any violation or infringement by any of the Products or any of the component parts thereof upon any copyright, trademark, service mark, patent, tradename, service name, performing right or any literary, dramatic, musical, artistic, personal, private, civil, contract or property right or any other right of any Person, and is not aware of any material contained in any of the Products that is libelous or slanderous or that would invade the rights of privacy of any Person.

          5.1.8  No Judgments, Litigation, Etc.  Except as set forth on Schedule
                 -----------------------------
     5.1.8 attached hereto, there are no judgments or orders or actions at law or in equity and no proceedings (including, without limitation, tax audits) by or before any court, arbitrator, arbitration panel, governmental commission, bureau or other administrative agency pending (or, to the best knowledge of the Borrower after due inquiry, threatened) against the Borrower that could have a material adverse impact on the financial condition of the Borrower or on the overall value of the Collateral.

          5.1.9  No Defaults.  There does not exist any Event of Default, and
                 -----------
     the Borrower is not in default in any material respect in the payment or performance of any of its obligations under any agreement, instrument or undertaking to which the Borrower is a party or by which it or any of its assets may be bound which may materially and adversely affect its ability to fully and timely perform all of its obligations under any Loan Document, any License Agreement or which would materially and adversely affect the value, on an overall basis, of the Collateral or New Collateral or the Bank's security interests therein.

          5.1.10  Trade Names and Trade Styles.  As of the Closing, Schedule
                  ----------------------------
     5.1.10 hereto completely and accurately sets forth all trade names and trade styles of the Borrower.

          5.1.11  Existing License Agreements.  As of the Closing, Schedule
                  ---------------------------
     5.1.11 hereto completely and accurately sets forth (i) a description of all currently existing License Agreements (collectively, the "Existing License Agreements"), and (ii) identifies each Existing License Agreement for which there exists (as of the date of execution of this Agreement) payment instructions thereby instructing an account debtor to remit one or more License Payments to any Person (other than the Bank or the Borrower).

          5.1.12  Furnishing of Documents.  The Borrower has furnished the Bank
                  -----------------------
     with true and complete copies of (i) the Borrower's certificate of incorporation, by-laws or other corporate formation, charter or governance documents together with all amendments thereto, and (ii) all License Agreements required to be furnished hereunder to the extent any such agreements are in existence on the date this representation and warranty is deemed made. Each of the License Agreements is in full force and effect and constitutes the binding obligations of all of the parties thereto in accordance with their respective terms. There has been no default or accrued right of termination under the License Agreements by the Borrower or to the Borrower's knowledge, any other party under said agreements.

          5.1.13  Financial Statements.  All financial statements provided to
                  --------------------
     the Bank by the Borrower will be true, correct and complete except to the extent expressly qualified therein.

          5.1.14  ERISA Compliance.  The Borrower and each ERISA Affiliate is in
                  ----------------
     compliance in all material respects with the provisions of ERISA which are applicable to it. Neither the Borrower nor any of its ERISA Affiliates has established (and does not maintain or contribute to) any employee benefit plan or other plan covered by Title IV of ERISA, does not sponsor, maintain or contribute to any "multi-employer plan", as such term is defined in
     Section 414(f) of the Internal Revenue Code, and has not breached any fiduciary duty imposed upon it under Title I of ERISA.

          5.1.15  Existing Products.  As of the Closing, Schedule 5.1.15 hereto
                  -----------------
     completely and accurately sets forth all Products in which the Borrower has any interest (collectively, the "Existing Products").

          5.1.16  Location of Physical Materials.  As of the Closing, Schedule
                  ------------------------------
     5.1.16 hereto completely and accurately sets forth the names and addresses of all laboratories that have possession of any physical and/or sound materials or elements related to or used in connection with any Product in which the Borrower has any interest.

          5.1.17  No Subsidiaries or Affiliates.  As of the Closing, the
                  -----------------------------
     Borrower has no Subsidiaries or Affiliates.

          5.1.18  Disclosure Statement.  As of the Closing, all financial
                  --------------------
     information and projections contained in the disclosure statement for the Plan and in the exhibits thereto are true and accurate.

          5.1.19  Finality of Confirmation Order, etc.  As of the Closing, the
                  ------------------------------------
     Plan has been duly confirmed by the Confirmation Order, which has been entered by the Court and has become final and non-appealable. All of the Loan Documents to be executed and delivered by the Borrower in connection with this Agreement are within the scope of authority granted to the Borrower under the Plan and Confirmation Order. No modifications, supplements or corrections are required to the Plan or the Confirmation Order to grant the Borrower authority to execute and deliver the Loan Documents.

          5.1.20  Satisfaction of Conditions to Effective Date.  All actions
                  --------------------------------------------
     required to be taken and all conditions required to be satisfied for the Effective Date to occur under the Plan have been taken and satisfied, with the exception that the Merger will become effective contemporaneously with the execution of this Agreement.

     5.2  No Misrepresentations.  No representation or warranty of the Borrower
          ---------------------
made herein or in any other Loan Documents, and none of such documents themselves contains, or will contain, a misstatement by or on behalf of the Borrower of a material fact or omits, or will omit to state a material fact required to be stated herein or therein in order to make the statements contained herein or therein, in light of the circumstances under which they were made, not misleading in any respect.

     5.3  Making of and Survival of Representations and Warranties.  All
          --------------------------------------------------------
representations and warranties of Borrower made herein and in the other Loan Documents shall survive the execution and delivery of this Agreement.

6.   AFFIRMATIVE COVENANTS.
     ---------------------

     The Borrower hereby covenants to and agrees with the Bank that, until indefeasible payment in full of all of the Obligations the Borrower will (unless otherwise waived in writing by the Bank):

     6.1  Existence.  Do or cause to be done all things necessary to comply with
          ---------
all laws and regulations applicable the Borrower, and to preserve, renew and keep in full force and effect (i) the corporate existence of the Borrower in its place of incorporation and in all other jurisdictions where the Borrower conducts business, and (ii) all rights, licenses, permits and franchises of the Borrower.

     6.2  Performance Covenants.
          ---------------------

          6.2.1 Duly and timely comply with all the terms, conditions, covenants and warranties set forth in this Agreement, the other Loan Documents and the License Agreements, all at the times and places and in the manner set forth herein and therein, and diligently protect the rights of the Borrower and the Bank under such agreements where the failure to protect such rights would have a material adverse effect on the Borrower's or the Bank's interest therein;

          6.2.2 At all times maintain or cause to be maintained in favor of the Bank the security interests provided for under or pursuant to the Loan Documents as valid and perfected first priority security interests in the Collateral, and valid and perfected security interests in the New Collateral junior only to the senior lien therein of Ingram and purchase money security interests, if any, therein.

          6.2.3 Diligently and timely defend the Collateral and New Collateral and the Bank's right therein against any and all Encumbrances (other than Permitted Encumbrances).

     6.3  Books, Records and Other Information.  Maintain at all times true and
          ------------------------------------
complete books, records and accounts in which true and correct entries shall be made of the Borrower's transactions in accordance with GAAP, including, without limitation, books and records with respect to all costs and expenditures incurred in connection with each Product. The Borrower shall allow any representative of the Bank to (i) examine all books, records, documents (including, without limitation, License Agreements and Rights-In Agreements) and files of the Borrower relating to the Collateral and to make copies thereof, at such reasonable times and on reasonable prior notice during business hours and as often as the Bank may request, and (ii) confirm directly with account debtors all accounts receivable of the Borrower relating to the Collateral (including accounts and contracts receivable not reflected on the Borrower's consolidated balance sheet in accordance with GAAP). The Borrower shall promptly furnish the Bank with such information respecting the Products or any other Collateral or New Collateral or other information as the Bank may from time to time reasonably request.

     6.4  Insurance.
          ---------

          6.4.1 Procure, comply with all terms of, pay all premiums due on and maintain in full force and effect so long as any sums shall remain owing hereunder all insurance (with financially sound and reputable insurers acceptable to the Bank) customary in the motion picture and television industries for each Product, or necessary to adequately protect the Collateral, including, without limitation, errors and omissions insurance, negative and soundtrack insurance (except where such insurance is provided by the laboratories at which Physical Materials are stored), other casualty insurance, third party property damage insurance, third party liability insurance, and all risk floaters.

          6.4.2 Cause (i) all such above-described insurance to provide for the benefit of the Bank that 30 days' prior written notice of suspension, cancellation, termination, modification, non-renewal or lapse or material change of coverage shall be given to the Bank; and (ii) all above-described insurance to name the Bank as the loss payee, an additional insured or a named beneficiary (as the case may be);

          6.4.3 Upon the request of the Bank, render a statement, in such detail as the Bank may request, as to all such insurance coverage; and

          6.4.4. If the Borrower fails to pay any premium required by such insurance policies, the Bank may, in its sole discretion, pay the same and an amount equal to such payment shall be deemed a Cost hereunder.

     6.5  Notice of Events, Etc.  Promptly give notice in writing to the Bank of
          ----------------------
(i) the occurrence of any Event of Default or Potential Event of Default; (ii) any action or event of which the Borrower has knowledge which might materially and adversely affect the condition (whether financial or otherwise) of the Borrower and/or the performance by the Borrower of any of its obligations under any Loan Document or the security interests granted under any Loan Document;
(iii) any change in the name, chief executive office or the location of the accounts, books and records of the Borrower, and (iv) any proposed Modification to any agreement for which the consent of the Bank is required.

     6.6  Financial Information.  Cause to be delivered to the Bank:
          ---------------------

          6.6.1 As soon as practicable and in any event within 51 days after the end of each fiscal quarter of each fiscal year of the Borrower an unaudited balance sheet of the Borrower as at the end of such period and the related statements of operations, stockholders' equity (deficiency) and cash flow of the Borrower for such quarter setting forth in each case in comparative form the figures for the corresponding periods of the previous fiscal year, all in reasonable detail and certified by the Chief Financial Officer of the Borrower that they fairly present the financial condition of the Borrower as at the dates indicated and the results of its operations for the periods indicated, subject to changes resulting from audit and normal year-end adjustment;

          6.6.2 As soon as practicable and in any event within 105 days after the end of each fiscal year of the Borrower, balance sheets of the Borrower as at the end of such year and the related statements of operations, stockholders' equity (deficiency) and cash flow of the Borrower for such fiscal year, setting forth in each case, in comparative form the figures for the previous year, all in reasonable detail and (i) in the case of such financial statements, accompanied by a report thereon of BDO Seidman or other independent certified public accountants of recognized international standing selected by the Borrower which reports shall state that such financial statements present fairly the financial position of the Borrower as at the dates indicated and the results of their operations and cash flow for the periods indicated in conformity with GAAP applied on a basis consistent with prior years (except as otherwise stated therein) and that the examination by such accountants in connection with such financial statements has been made in accordance with generally accepted auditing standards and (ii) in the case of such financial statements, certified by the chief financial or other senior officer of the Borrower, as applicable;

          6.6.3 As soon as practicable and in any event within 30 days after the end of each calendar month, a monthly statement comparing actual collection of License Payments with projected collections.

     6.7  Further Assurances.  Duly execute and deliver, or cause to be duly
          ------------------
executed and delivered to the Bank such further agreements, documents, instruments and information and do or cause to be done such further acts as may be necessary or proper to evidence and/or perfect the security interests of the Bank in the Collateral and New Collateral, to pursue rights or claims asserted by the Bank against Turner relating to the Turner License Agreement or the Turner Payments Assignment Agreement, or to otherwise carry out more effectively the provisions and purposes of the Loan Documents as the Bank may from time to time reasonably request.

     6.8  Supporting Documents.  Deliver to the Bank copies duly certified by
          --------------------
representatives of the Borrower of any documents relating to the Products as the Bank may reasonably request.

     6.9  Payment of Obligations.  Duly and punctually pay or cause to be paid
          ----------------------
all Obligations on the dates, at the places and in the manner set forth herein.

     6.10 Rights in Products.  As soon as any Product or any Literary Property
          ------------------
may be registered for copyright, take any and all actions as may be necessary to register and/or cause to be registered all of the Borrower's rights in such Product or Literary Property (subject to the Copyright Mortgages) including, without limitation, the Borrower's rights in the copyrights thereof, all in conformity with the laws of the United States and any and all relevant foreign jurisdictions; and immediately deliver to the Bank written evidence of each such filing for (and actual) registration of such rights, which rights shall constitute part of the Collateral under the Loan Documents; and as soon as practicable, execute and record or cause to be recorded all of the Copyright Mortgages in conformity with the laws of the Untied States and any and all other relevant jurisdictions, and immediately deliver to the Bank written evidence of the submission thereof for recording (and as soon as available, a recorded copy of each such Copyright Mortgage).

     6.11 Laboratories; No Removal.  To the extent the Borrower has control over
          ------------------------
or rights to receive any of the physical elements of any Product, deliver or cause to be delivered to a laboratory or laboratories all negative and preprint material and all soundtrack material with respect thereto and prior to requesting any such laboratory to deliver such negative or other preprint or soundtrack material to another laboratory, the Borrower shall to the extent necessary in the sole discretion of the Bank provide the bank with a Laboratory Pledgeholder Agreement (and/or if applicable, Laboratory Authorization Letter) executed by the Borrower and such other laboratory. The Borrower hereby agrees that without the prior written consent of the Bank, the Borrower shall not remove or cause the removal of any negative or preprint film material or sound materials with respect to any Product (i) to a location outside the United States or (ii) to any State where UCC-1 financing statements have not been filed against the Borrower for the benefit of the Bank describing the Collateral.

     6.12 Trademarks, Service Marks, Etc.  Promptly notify the Bank upon each
          -------------------------------
registration or application for registration of any intangible rights including, but not limited to, all trademarks, tradenames, logos, service marks, patents and service names relating to any Product.

     6.13 Trade Names and Trade Styles.  Promptly notify the Bank of any
          ----------------------------
addition or change to any of the Borrower's trade names or trade styles.

     6.14 Compliance With Laws.  At all times comply with the requirements of
          --------------------
all applicable laws, rules, regulations and orders of all governmental authorities of the United States, the States, foreign countries, states, provinces thereof and their respective counties, municipalities and other subdivisions and of any other jurisdictions (whether domestic or foreign) applicable to the Borrower.

     6.15 Taxes and Claims.  Timely file all tax returns and reports required to
          ----------------
be filed by the Borrower; and duly pay and discharge (i) all taxes, assessments and governmental charges upon or against the Borrower or the Collateral or New Collateral or any portion thereof prior to the date on which penalties attach thereto, unless and to the extent that the same are being diligently contested in good faith by appropriate proceedings promptly instituted and appropriate reserves therefor as required by GAAP have been established so long as by reason of such non-payment and contest no material item or portion of the assets of the Borrower is in jeopardy of being seized, levied upon or forfeited, and (ii) all lawful claims, including but not limited to, those for labor, materials, supplies, services or anything else which might or could if unpaid become an Encumbrance upon any portion of the Collateral, unless and to the extent that the same are being diligently contested in good faith by appropriate proceedings and appropriate reserves or other appropriate provision promptly instituted as shall be required in conformity with GAAP therefor have been established so long as by reason of such non-payment and contest no material item or portion of the assets of the Borrower is in jeopardy of being seized, levied upon or forfeited.

     6.16 Notice of Litigation.  Promptly give notice in writing to the Bank of
          --------------------
all actual or threatened litigation to which the Borrower is (or may become) a party, including any arbitration or other controversy, claim, suit or other proceeding of which the Borrower has knowledge which may materially and adversely affect the Borrower, the Collateral, the New Collateral, the exploitation of any Product or the Bank's rights in the Collateral or New Collateral and/or under any of the Loan Documents, and furnish to the Bank from time to time all information reasonably requested by the Bank concerning the status of any such litigation, arbitration or other proceeding.

     6.17 Discharge of Liabilities.  Do or cause to be done all things necessary
          ------------------------
to ensure that all costs, expenses, obligations and liabilities of the Borrower including, without limitation, all costs of developing, producing and exploiting the Products, shall be discharged as and when they fall due except costs being diligently contested in good faith for which appropriate reserves and provisions as required by GAAP have been made, so long as by reason of such non-payment and contest no material item or portion of the assets of the Borrower is in jeopardy of being seized, levied upon or forfeited.

     6.18 Progress of Products.  The Borrower shall (i) upon the request of the
          --------------------
Bank, keep the Bank fully informed of the progress of the development, production and distribution or other exploitation of each Product, (ii) deliver to the Bank copies of all License Agreements and such other documents relating to the development, production or exploitation of each Product or otherwise relating to the Collateral as the Bank may request, and (iii) answer all inquiries of, supply full details to, the Bank of financial and other matters relating thereto as requested by the Bank.

     6.19 Miscellaneous Collateral.  Promptly (i) cause all License Payments to
          ------------------------
be paid by account debtors directly into the Master Collection Account, and (ii) upon the occurrence and continuation of an Event of Default, deliver to the Bank all cash and cash equivalents (including, without limitation, any and all proceeds of License Payments), drafts, checks, certificates of deposit, notes, bills of exchange or other writings which evidence a right of the Borrower to the payment of any money arising out of or relating to the Master Collection Account, License Agreements, and/or the Products.

     6.20 SEC Filings.  Promptly upon their becoming available, furnish the Bank
          -----------
with copies of all financial statements, reports, notices and proxy statements sent or made available generally by the Borrower to any of its security holders, of all regular and periodic reports and all registration statements and prospectuses, if any, filed by the Borrower with any national or regional securities exchange, any inter-dealer quotation system (including, without limitation, the National Association of Securities Dealers, Inc.) or with the SEC or any governmental authority succeeding to any of its functions or similar authority (whether governmental or otherwise) in any other jurisdiction and of all press releases and other statements made available generally by the Borrower to the public concerning material developments in the business of the Borrower.

     6.21 Library Sales Agent.  On or before January 31, 1997, the Borrower
          -------------------
shall employ a sales agent reasonably satisfactory to the Bank on terms and conditions reasonably satisfactory to the Bank to continue the exploitation of the Products. The Bank has approved the retention of October Films as sales agent for purposes of this Section 6.21, subject to the Borrower's providing the Bank with a written agreement for such retention reasonably satisfactory to the Bank.

     6.22 Future Exploitation of the Products.  All future sales or other
          -----------------------------------
exploitation of the Products shall be pursuant to written agreements in the form of the "Approved License Agreements" approved in the Original Agreement, or such other written agreements as may be approved by the Bank, which approval shall not be unreasonably withheld.

     6.23  Collection of License Payments.  The Borrower shall continue to
           ------------------------------
collect License Payments and make payments therefrom to the Bank in accordance with section 2.2.4 hereof, and shall collect at least the following amounts of License Payments during the following periods, calculated by deposits into the Master Collection Account:

                      Quarter                    Minimum Collections
                -------------------              -------------------

                First quarter 1997               $400,000

                Second quarter 1997              $400,000

                Third quarter 1997               $800,000

                Fourth quarter 1997              $ 75,000

                First quarter 1998               $160,000

                Second quarter 1998              $200,000

The Bank's share of the Bough Breaks II Producer's Fee shall not be counted against the minimum collections required above. Any collections during a quarter in excess of the minimum requirement for such quarter shall be credited against the minimum amount required for the following quarter. In the event of a shortfall from the minimum in any quarter, the Borrower shall have 60 days from the end of such quarter in which to cure such shortfall by application of collections during such 60 days. Any collections applied to cure a shortfall for a preceding quarter shall not be counted in the calculation of collections for the quarter in which such collections were made.

     6.24 Intercreditor Agreement With Ingram.  The Borrower shall cooperate
          -----------------------------------
fully with the Bank and provide such assistance to the Bank as the Bank may reasonably request in connection with the negotiation of all intercreditor agreements or other agreements with Ingram that the Bank deems necessary or advisable.

7.   NEGATIVE COVENANTS.
     ------------------

     The Borrower hereby covenants to and agrees with the Bank that, until indefeasible payment in full of all of the Obligations, the Borrower will not directly or indirectly without the prior written consent of the Bank:

     7.1  Encumbrances.  Create, incur, assume or suffer to exist (i) any
          ------------
Encumbrance upon the Collateral except for Permitted Encumbrances, or (ii) any Encumbrance upon the New Collateral that is senior to the lien of the Bank therein except for (a) the senior lien of Ingram therein, or (b) purchase money security interests.

     7.2  Prohibition of Modifications.  Modify or permit or suffer to occur any
          ----------------------------
Modification (i) to any License Agreement, or (ii) to any other agreement to which the Borrower is a party or which requires the consent or approval of the Borrower to Modify that would materially and adversely (a) affect the condition (financial or otherwise) of the Borrower, (b) lessen the ability of the Borrower to perform its obligations under any Loan Document, (c) lessen any of the rights granted to the Bank under any Loan Document, (d) affect the Collateral or New Collateral, and/or (e) affect the Bank's interest in the Collateral or New Collateral.

     7.3  Affiliated Transactions.  During a continuing Event of Default, deal
          -----------------------
with any Affiliate on terms that are less favorable to the Borrower than those that might be obtained from unaffiliated third parties.

     7.4  Place of Business.  Take any action with a view toward establishing,
          -----------------
or in fact establish, a new place of business outside of the state of California, or change the name (or conduct business other than under the current name) of the Borrower, without in each case giving the Bank at least thirty (30) days prior written notice of such action.

     7.5  Title of Products.  Change or permit a change of the title of any
          -----------------
Product without first providing the Bank with at least thirty (30) days' prior written notice of the proposed change of title.

     7.6  License Agreements.  Enter into or agree to be bound in any way by any
          ------------------
License Agreement with any distributor or licensee who will not execute and deliver to the Bank an Acknowledgement covering all License Payments relating to such License Agreement.

     7.7  Financial Performance.  Fail to reflect in any balance sheet,
          ---------------------
statement, report, accounting or analysis provided to the Bank under sections
6.6.1 or 6.6.2 hereof a minimum of $100,000 in profits on a quarterly basis (pre-tax and calculated in accordance with generally accepted accounting methods) or a minimum of $750,000 in profits for each fiscal year (pre-tax and before reduction for any accelerated write-downs of the value of the Collateral, or extraordinary reduction, relating to amortization of existing video cassette inventory, calculated in accordance with generally accepted accounting methods).

     7.8  Restricted Payments.  Make any Restricted Payment during a continuing
          -------------------
Event of Default.

8.   EVENTS OF DEFAULT.
     -----------------

     An "Event of Default" shall mean the occurrence of any of the following
Events:

     8.1 A default in the payment when due and in the manner prescribed herein of any installment of Principal or Interest or any other Obligation and such default shall continue for ten (10) calendar days.

     8.2 The failure, refusal or neglect of the Borrower to observe or perform for any reason any of the material covenants, conditions, agreements or provisions contained in any Loan Document, or in any of the other agreements or instruments referenced herein or contemplated hereby (other than the payment of Obligation of which the failure to pay constitutes an Event of Default described in Section 8.1 hereof) or to execute and deliver any documents, agreements or instruments requested by the Bank hereunder or thereunder, provided that if such failure, refusal or neglect is capable of remedy the Borrower shall be entitled to cure the same within 30 days of the Borrower's receipt of written notice from the Bank of the occurrence of such failure, refusal or neglect.

     8.3 Any material representation or warranty made by the Borrower in any Loan Document, or any report, certificate, financial statement or other instrument furnished by or on behalf of the Borrower in connection with any Loan Document shall prove to have been false or misleading in any material respect.

     8.4 A default or breach (without regard to any notice or period of cure) with respect to the payment of (i) any indebtedness of the Borrower to Ingram, or (ii) any indebtedness for borrowed money of the Borrower to any third party when due or in performance of any other obligation incurred in connection with any such indebtedness for borrowed money by the Borrower which accelerates any such indebtedness and would have a material adverse effect upon the Collateral or New Collateral or the Borrower's ability to fully and timely perform all of its Obligations under the Loan Documents.

     8.5 The Bank shall cease to have valid and perfected first priority security interests at any time for any reason in the Collateral or any portion thereof, or shall cease to have a valid and perfected security interest (junior only to the senior lien of Ingram and purchase money security interests, if any) at any time for any reason in the New Collateral or any portion thereof.

     8.6 If any judgment against the Borrower or any of its property or assets which would or might materially and adversely affect (i) its ability to perform its obligations or under any Loan Document, any License Agreement or any other material agreement to which the Borrower is a party, and/or (ii) the overall value of Collateral and the New Collateral and/or the Bank's rights therein, remains unpaid, unstayed or undismissed for a period of more than 30 days.

     8.7 The Borrower shall be dissolved or shall sustain the loss, cancellation or forfeiture of its legal status or good standing by reason of any judicial, extra-judicial or administrative proceedings or otherwise, or shall
(i) apply for or consent to the appointment of a receiver, trustee or liquidator of the Borrower or of all or a substantial part of the Borrower's assets; (ii) be unable to, or admit in writing its inability to, pay its debts as they mature; (iii) make a general assignment for the benefit of creditors; (iv) be adjudicated a bankrupt or insolvent; (v) file a voluntary petition in bankruptcy or a petition or an answer seeking reorganization or an arrangement for the benefit of creditors or take advantage of any insolvency law in its capacity as a debtor; (vi) interpose an answer admitting the material allegations of the petition filed against the Borrower in any bankruptcy, reorganization or insolvency proceedings; (vii) take any action which would have the effect of dissolving the Borrower (or a stockholder thereof takes any such action); or (viii) take any action for the purpose of effecting any of the foregoing.

     8.8 Any (i) involuntary petition is filed against the Borrower seeking to subject the Borrower to any bankruptcy, insolvency or similar laws and such petition shall remain unstayed or not be withdrawn for a period of thirty (30) days; or (ii) an order, judgment or decree shall be entered against the Borrower by any court of competent jurisdiction approving a petition seeking its reorganization or appointment of a receiver, trustee or liquidator of the Borrower or of all or a substantial part of its assets and such order, judgment or decree shall continue and stay in effect for a period of thirty (30) days.

     8.9 A material adverse change in the business, assets, condition (financial or otherwise, and whether progressive, sudden or otherwise) of the Borrower which would or might materially and adversely affect (i) the ability of the Borrower to perform its obligations under any Loan Document, any License Agreement or any other material agreement to which the Borrower is a party, and/or (ii) the overall value of the Collateral and the New Collateral and/or the Bank's rights therein.

     8.10 Any Loan Document, at any time after its execution in delivery and for any reason other than the agreement of the Bank or satisfaction in full of all the Obligations of the Borrower thereunder, ceases to be in full force in effect or is declared by a court of competent jurisdiction to be null and void, invalid or unenforceable in any respect; or any party thereto denies that it has any or further liability or obligation under any Loan Document, or purports to revoke, terminate or resend same.

     8.11 The Borrower shall claim that any Loan Document is ineffective or unenforceable, in whole or in part, for any reason.

9.   REMEDIES; APPLICATION OF PROCEEDS.
     ---------------------------------

     9.1 The Bank may, upon the occurrence of an Event of Default, exercise any one or more of the following rights and remedies:

          9.1.1 Declare the Amended and Restated Note and all Obligations to be forthwith due and payable, whereupon all such Obligations shall be accelerated and shall become immediately due and payable without presentation, demand or notice of any kind to the Borrower (all of which are hereby waived by the Borrower), except that if an Event of Default specified in Sections 8.7 or 8.8 shall occur with respect to the Borrower, such acceleration shall be automatic and no declaration or other act of any of the Bank shall be necessary to effect such acceleration;

          9.1.2 Proceed to protect and enforce the rights of the Bank to payment of Obligations and its rights to proceed against the Collateral and the New Collateral and exercise it remedies whether by suit in equity or by action at law, or both, whether for the specific performance of any covenant, agreement or other provision of any of the Loan Documents or any other legal or equitable right or remedy of the Bank;

          9.1.3 In addition to those actions that may otherwise be permitted to be taken by the Bank under any of the Loan Documents, with respect to the Collateral and the New Collateral, take the following actions:

                    9.1.3.1  Collections, Etc.  The Bank may demand, sue for,
                             -----------------
          collect or receive, in the name of the Bank or in the name of the Borrower, or otherwise, any money or property at any time payable or receivable on account of or in exchange for, or make any compromise or settlement deemed desirable with respect to, any of the Collateral and the New Collateral (but the Bank shall be under no obligation to do so), or extend the time of payment, arrange for payment in installments, or otherwise modify the term of, or release, any of the Collateral and the New Collateral, without thereby incurring responsibility to discharge, or discharging, or otherwise affecting any liability of the Borrower. The Bank shall not be required to take any steps to preserve any rights against other parties to the Collateral and the New Collateral. The Bank may (but is not obligated to) make such payments and take all such actions as the Bank deems necessary to protect the Bank's security interest in the Collateral and the New Collateral and/or the value thereof, and the Bank is hereby authorized (without limiting the general nature of the authority hereinabove conferred) to pay, purchase, contest or compromise any Encumbrance; and

                    9.1.3.2  Possession and Sale of Collateral, Etc.  The Bank
                             ---------------------------------------
          may exercise in respect of the Collateral and the New Collateral, all other rights and remedies hereunder and all the rights and remedies of a secured party under the Code. In addition, the Bank may notify any and all account debtors of the Borrower to make all further License Payments to the Bank, and enter upon each premises of wherever the Collateral and/or the New Collateral may be and take possession of the Collateral and/or the New Collateral and demand and receive such possession from any Person who has possession thereof; and take such measures as it may deem necessary or proper for the care or protection thereof, including the right to remove all or any portion of the Collateral and the New Collateral (but the Bank shall not be obligated to do so). With or without taking such possession, the Bank may sell or cause to be sold, whenever the Bank shall decide, in one or more sales or parcels, and at such price or prices and upon such other terms as the Bank may deem commercially reasonable (irrespective of the impact of any such sales on the market price of such assets), and for cash or on credit or for future delivery, without assumption of any credit risk, all or any portion of the Collateral and the New Collateral at any broker's board or at public or private sale. The Bank may be the purchaser of any or all of the Collateral and New Collateral so sold and shall be entitled, for the purpose of bidding and making settlement or payment of the purchase price for all or any portion of such assets sold at any such public or private sale, to use and apply any or all of the Obligations as a credit on account of the purchase price payable by the Bank at such sale. Each purchaser (including the Bank) at any such sales shall thereafter hold the Collateral and/or the New Collateral purchased absolutely free from any claim or right of whatever kind, including any equity of redemption of the Borrower, any such demand, notice, claim, right and equity being hereby expressly waived and released. The Borrower agrees that, to the extent notice of sale shall be required by law, at least ten (10) Business Days' notice of sale to the Borrower of the time and place of any public sale or the time after which any private sale is to be made shall constitute reasonable notification. The Bank shall not be obligated to make any sale of the Collateral or the New Collateral regardless of notice of sale having been given. The Bank may adjourn any public or private sale from time to time by announcement at the time and place fixed therefor, and such sale may, without further notice be made at the time and place to which it has so adjourned. The Borrower hereby waives any claims against the Bank arising by reason of the fact that the price at which any Collateral or New Collateral may have been sold at such a private sale was less than the price which might have been obtained at a public sale, even if the Bank accepts the first offer received and does not offer such Collateral or New Collateral to more than one offeree; and

          9.1.4 The Bank may exercise all other rights and remedies available at law or in equity (or both) pursuant to any applicable law, statute, rule or regulation.

     9.2  Appointment of Laboratory as Pledgeholder.  Any laboratory which has
          -----------------------------------------
possession of any of the Collateral is hereby constituted and appointed by the Borrower as pledgeholder for the Bank and upon the occurrence of any Event of Default, each such pledgeholder is hereby authorized to sell all or any portion of the Collateral upon the order and direction of the Bank and the Borrower hereby waives any and all claims for damages or otherwise for any action taken by such pledgeholder.

     9.3  Appointment of a Receiver.  Upon the occurrence of an Event of Default
          -------------------------
the Bank shall be entitled to the appointment of a receiver, to take possession of all or any portion of the Collateral and the New Collateral and to exercise such powers as the court shall confer upon the receiver.

     9.4  Power of Attorney.  The Borrower does hereby irrevocable make,
          -----------------
constitute, and appoint the Bank and its officers and designees as its true and lawful attorney-in-fact, with full power in the name of the Bank and/or the Borrower, to take the following actions upon the occurrence of an Event of
Default: to receive, open and dispose of all mail addressed to the Borrower; and to endorse any notes, checks, drafts, money orders or other evidence of payment relating to the Collateral and/or the New Collateral that may come into the possession of the Bank with full power and right to cause the Borrower's mail to be transferred to the Bank's own officers or otherwise; and to do any and all other acts necessary or proper to carry out the intent of this Agreement; to enforce all of the Borrower's rights under and pursuant to all agreements with respect to the Collateral and/or the New Collateral, all for the sole benefit of the Bank, and to enter into such other agreements as may be necessary to complete the distribution, delivery and exploitation of the Products, to enter into and perform such agreements as may be necessary in order to carry out the terms, covenants, and conditions of this Agreement which are required to be observed or performed by the Borrower, to execute such other and further mortgages, pledges and assignments of the Collateral and/or the New Collateral as the Bank may require for the purpose of protecting, maintaining, or enforcing the security interests granted to the Bank by this Agreement and the other Loan Documents, and to do any and all other things necessary or proper to carry out the intention of this Agreement and the other Loan Documents; and the Borrower hereby ratifies and confirms all that the Bank as such attorney-in-fact or its substitutes shall properly do by virtue of this power of attorney. Such powers of attorney are coupled with an interest and are therefore irrevocable.

     9.5  Rights and Remedies Cumulative; Limitation Regarding New Collateral.
          -------------------------------------------------------------------
No right or remedy conferred upon the Bank herein or in any of the other Loan Documents or otherwise available at law or in equity (or both) shall be exclusive of any other right or remedy contained herein or therein or otherwise made available. All such rights and remedies are cumulative and are not exclusive of any right or remedy which the Bank may otherwise have. All such rights and remedies shall be subject to the first priority lien of Ingram in the New Collateral.

     9.6  Application of Proceeds After Event of Default.  After the occurrence
          ----------------------------------------------
of an Event of Default, all Collateral and/or New Collateral in the form of cash, all income on the Collateral and/or the New Collateral and all proceeds from any sale or other disposition of the Collateral and/or the New Collateral pursuant hereto shall be applied (in such order as the Bank shall in its sole discretion determine) as follows:

          9.6.1 To the payment of all Costs and to all other costs or expenses incurred in connection with any sale of the Collateral and/or the New Collateral, including, but not limited to, all court costs and the fees and expenses of counsel for the Bank in connection therewith, to the extent that such advances, costs, or expenses shall not have been paid previously to the Bank;

          9.6.2  To the payment of Interest;

          9.6.3  To the repayment of Principal;

          9.6.4 To the repayment of all other sums, liabilities and obligations then owing by the Borrower to the Bank under any other agreements or instruments.

          Any amounts remaining after such applications shall be remitted to the Borrower or as a court of competent jurisdiction may otherwise direct.

10.  CONDITIONS PRECEDENT.
     --------------------

          The obligations of the Bank to consummate the transactions contemplated herein on the Closing Date shall be subject to the performance of the Borrower of all of its covenants to be performed hereunder, to the accuracy of the representations and warranties herein contained, and to the fulfillment to the satisfaction of the Bank in its sole and absolute discretion, on or before the Closing Date, of each of the following conditions, unless waived in writing by the Bank in its sole and absolute discretion:

     10.1 Conditions to be Fulfilled by Borrower. Concurrently with the
          --------------------------------------
execution of this Agreement, the Borrower shall have complied with each of the following conditions precedent to the satisfaction of the Bank in its sole and absolute discretion, unless otherwise waived in writing by the Bank in its sole and absolute discretion:

          10.1.1  Supporting Documents of the Borrower.  The Bank shall have
                  ------------------------------------
     received certificates of a senior executive officer of the Borrower acceptable to the Bank certifying: (i) that attached thereto is a true and complete copy of resolutions of the board of directors of the Borrower authorizing (x) the Borrower's performance of all of its obligations under the Loan documents, (y) the entering into by the Borrower of all Loan Documents to which the Borrower is a party, and (z) the execution and delivery by an officer of the Borrower of all of the Loan Documents to which the Borrower is a party; (ii) that attached thereto are true and complete copies of the certificate of incorporation, the by-laws or other corporate formation, charter or governance documents of the Borrower together with all amendments thereto; and (iii) that the representations and warranties set forth in Section 5 hereof are true and correct.

          10.1.2  Good Standing Certificates.  The Bank shall have received from
                  --------------------------
     the Borrower good standing certificates, dated as of a recent date, issued by the Office of the Secretary of State or other appropriate governmental authority of (i) the jurisdiction of incorporation of the Borrower, and
     (ii) all other jurisdictions where the Borrower is qualified to do business, in each case indicating that the Borrower is in good standing. Where applicable, such good standing certificates shall list the certificate of incorporation or other corporate formation, charter or other governance documents, all amendments thereto and all other certificates and documents filed which relate to the Borrower.

          10.1.3  The Amended and Restated Note.  The Amended and Restated Note
                  -----------------------------
     shall have been duly executed by the Borrower and delivered to the Bank.

          10.1.4  Opinions of Counsel for the Borrower.  The Bank shall have
                  ------------------------------------
     received the favorable written opinions, addressed to the Bank and satisfactory in form, scope and substance to the Bank and its counsel, of counsel to the Borrower.

          10.1.5  Security Instruments.  The Bank shall have received (i) the
                  --------------------
     agreements and documents set forth in Section 4.4 hereof, and (ii) evidence of the completion of all recordings and filings as may be necessary or, in the opinion of the Bank, desirable to perfect and/or continue the perfection of the security interests created by the Loan Documents including, but not limited to, any copyright filings and financing statement filings and no report shall have been obtained by the Bank listing the Borrower (by its present name or any previous name) as a debtor and evidencing an Encumbrance on any of the Collateral or the New Collateral (other than Permitted Encumbrances).

          10.1.6  Insurance.  The Bank shall have received such policies,
                  ---------
     binders, endorsements and certificates as it may request in its sole and absolute discretion, to evidence the Borrower's compliance with the insurance requirements of Section 6.4 hereof.

          10.1.7  Approvals.  The Borrower shall have procured the consents and
                  ---------
     approvals from all United States, State, provincial, municipal and foreign governmental agencies and authorities as are necessary to consummate the transactions contemplated by this Agreement, the Loan Documents and any other agreements or documents referred to or contemplated herein or therein.

          10.1.8  Evidence of Merger and New Collateral Ownership; Lien Thereon.
                  -------------------------------------------------------------
     The Borrower shall have provided the Bank with evidence satisfactory to the Bank that, as of the Closing, (i) the merger contemplated by the Plan has been or shall contemporaneously therewith be consummated, (ii) that the Borrower is the owner of the New Collateral, and (iii) that the Bank has a second priority lien (junior only to the first lien of Ingram) on the New Collateral and a first priority lien on the Collateral.

          10.1.9 The Borrower shall have provided to the Bank, prior to or at the Closing, the schedules described in sections 5.1.8, 5.1.10, 5.1.11, 5.1.15, and 5.1.16 hereto.

          10.1.10  Additional Documents.  The Bank shall have received such
                   --------------------
     additional documents, agreements and certificates as the Bank may request in its sole and absolute discretion.

     10.2 Representations and Warranties True.  The representations and
          -----------------------------------
warranties of the Borrower contained in Section 5 hereof shall be true on and as of the Closing with the same effect as though such representations and warranties had been made on the Closing.

     10.3 Effective Date Not Later Than January 31, 1997.  The Effective Date of
          ----------------------------------------------
the Plan shall have occurred not later than January 31, 1997.

     10.4 Entry of Necessary Court Orders.  The Bank shall have received a
          -------------------------------
conformed copy of the entered order confirming the Plan and a conformed copy of the Plan as confirmed.


11.  INDEMNIFICATION.
     ---------------

     11.1 The Borrower agrees to, and hereby does, indemnify, pay and hold the Bank and its officers, directors, employees and agents (collectively called the "Indemnitees") harmless from and against any and all liabilities, obligations, losses, damages, penalties, actions, judgments, suits, claims, costs (including, without limitation, settlement costs and payments), expenses, fines and disbursement of any kind or nature whatsoever, known or unknown, contingent or otherwise (including, without limitation, the fees and disbursements of counsel for such Indemnitees in connection with any investigative, administrative or judicial proceeding, whether or not such Indemnitee shall be designated a party thereto), which may be imposed on, incurred by, or asserted against that Indemnitee, arising out of, or in any way related to, the Bank entering into this Agreement, or the Original Loan Documents (including without limitation, any and all sums, losses and costs incurred by the Bank pursuant to its indemnification obligations under the Laboratory Pledgeholder Agreements)(the "Indemnified Liabilities"), except any Indemnified Liabilities resulting solely from the gross negligence or willful misconduct of the Bank. To the extent that the undertaking to indemnify, pay and hold harmless set forth in the preceding sentence may be unenforceable because it violates any law or public policy, the Borrower shall contribute the maximum portion which it is permitted to pay and satisfy under applicable law to the payment and satisfaction of all Indemnified Liabilities incurred by the Indemnitees or any of them.

     11.2 In the event that any suit, action, investigation, claim or proceeding is begun, made or instituted as a result of which the Borrower may become obligated to any Indemnitee hereunder, the Borrower agrees to defend, contest or otherwise protect against any such suit, action, investigation, claim or proceeding at their sole cost and expense, using counsel acceptable to the Indemnitee. Each Indemnitee shall have the right, but not the obligation, to participate, at its own expense, in the defense thereof by counsel of its choice. In the event that the Borrowers fail timely to so defend, contest or otherwise protect, the Indemnitee shall have to right to do so, including, without limitation, the right to make any compromise or settlement thereof on behalf of the Borrowers, and to recover all attorneys' fees, disbursements and all amounts paid as a result thereof.

     11.3 The indemnification contained in this Section 11 shall survive the termination of the other provisions of this Agreement and the repayment of all of the Obligations, and shall constitute separate and independent obligation of the Borrower from its other obligations under this Agreement.

12.  NOTICES.
     -------

     All notices, requests, demands and other communications required or permitted to be given hereunder shall be in writing and shall be deemed to have been duly give if telecopied or if delivered by messenger or courier delivery, or sent by first class mail (or air mail where available), postage prepaid, certified or registered, return receipt requested, as set forth below or at such other address as may be furnished in writing:

               If to the Borrower:
               ------------------

               Video City, Inc.
               6851 McDivitt Drive
               Suite A.
               Bakersfield, California 93313
               Attention: Robbie Lee, Chief Executive Officer
                          Barry Collier, President
               Telecopier No.: (805) 397-5982

               With a copy to:
               --------------

               Loeb & Loeb
               1000 Wilshire Boulevard
               18th Floor
               Los Angeles, California 90017
               Attention: David L. Ficksman, Esq.
               Telecopier No.: (213) 688-3460

               If to the Bank:
               --------------

               Imperial Bank
               9920 South La Cienega Boulevard
               Suite 623
               Inglewood, California 90301
               Attention: Cyndee Herles, Vice President
               Telecopier No.: (310) 338-6160

               With a copy to:
               --------------

               Sidley & Austin
               555 West Fifth Street
               40th Floor
               Los Angeles, California 90013
               Attention: Richard W. Havel and Stanley J. Wallach
               Telecopier No.: (213) 896-6600

Any notice given by messenger or courier delivery as provided in this Section 12 shall be deemed given when delivered if during normal business hours on a Business Day (or if not, the next Business Day after delivery); any notice given by telecopiers as provided herein shall be deemed given when sent if during normal business hours on a Business Day (or, if not, the next Business Day after it is sent), provided that at the time such telecopy is sent, the sending party receives written confirmation of receipt and forwards a copy of the notice by mail, messenger or courier delivery as provided herein; any notice given by first class mail (or air mail where available), postage prepaid, certified or registered, return receipt requested shall be deemed given five (5) Business Days after the date of mailing. Any party may by notice to the other change the address at which notices and demands may be given to it.

13.  MISCELLANEOUS.
     -------------

     13.1 No Waiver.  No failure or delay on the part of the Bank in notifying
          ---------
the Borrower of an Event of Default or Potential Event of Default, or in exercising, or partial exercise of, any right, power or privilege hereunder shall operate as a wavier of any Event of Default, Potential Event of Default, or privilege or right hereunder or otherwise or preclude any other or further exercise of any other right power or privilege.

     13.2 Governing Law; Successors and Assigns.  This Agreement shall be
          -------------------------------------
subject to, construed and governed by, the laws of the State of California without giving effect to such state's conflicts of law provisions. This Agreement may not be assigned, pledged, hypothecated or otherwise encumbered by the Borrower. Subject to the foregoing sentence, this Agreement shall inure to the benefit of the Bank (and its successors and assigns) and the Borrower, and shall be binding upon the successors and assigns of the parties hereto.

     13.3 Submission to Jurisdiction and Waiver of Jury Trial Rights.
          ----------------------------------------------------------

          13.3.1 THE BORROWER HEREBY IRREVOCABLY SUBMITS TO THE JURISDICTION OF THE COURTS OF THE SUPERIOR COURT OF LOS ANGELES COUNTY, STATE OF CALIFORNIA, AND THE UNITED STATES DISTRICT COURT FOR THE CENTRAL DISTRICT OF CALIFORNIA (THE "CALIFORNIA COURTS"), FOR THE PURPOSES OF ANY SUIT, ACTION OR OTHER PROCEEDING ARISING OUT OF OR BASED UPON THIS AGREEMENT OR THE SUBJECT MATTER HEREOF BROUGHT BY THE BANK. THE BORROWER TO THE EXTENT PERMITTED BY APPLICABLE LAW (A) HEREBY WAIVES, AND AGREES NOT TO ASSERT, BY WAY OF MOTION, AS A DEFENSE, OR OTHERWISE, IN ANY SUCH SUIT, ACTION OR PROCEEDING BROUGHT IN SUCH COURTS, ANY CLAIM THAT IT IS NOT SUBJECT PERSONALLY TO THE JURISDICTION OF THE CALIFORNIA COURTS, THAT ITS PROPERTY IS EXEMPT OR IMMUNE FROM ATTACHMENT OR EXECUTION, THAT THE SUIT, ACTION OR PROCEEDING IS BROUGHT IN AN INCONVENIENT FORUM, THAT THE VENUE OF THE SUIT, ACTION OR PROCEEDING IS IMPROPER OR THAT THIS AGREEMENT OR THE SUBJECT MATTER HEREOF MAY NOT BE ENFORCED IN OR BY SUCH COURTS, AND (B) HEREBY WAIVES THE RIGHT TO ASSERT IN ANY SUCH ACTION, SUIT OR PROCEEDING ANY OFFSETS OR COUNTERCLAIMS EXCEPT COUNTERCLAIMS THAT ARE COMPULSORY OR OTHERWISE ARISE FROM THE SAME SUBJECT MATTER. THE BORROWER HEREBY CONSENTS TO SERVICE OF PROCESS BY MAIL AT ITS ADDRESS TO WHICH NOTICES ARE TO BE GIVEN PURSUANT TO SECTION 12 HEREOF. THE BORROWER AGREES THAT ITS SUBMISSION TO JURISDICTION AND CONSENT TO SERVICE OF PROCESS BY MAIL IS MADE FOR THE EXPRESS BENEFIT OF THE BANK. FINAL JUDGMENT AGAINST THE BORROWER IN ANY SUCH ACTION, SUIT OR PROCEEDING SHALL BE CONCLUSIVE, AND MAY BE ENFORCED IN THE STATE OF CALIFORNIA OR ANY OTHER JURISDICTIONS (A) BY SUIT, ACTION OR PROCEEDING ON THE JUDGMENT, A CERTIFIED OR TRUE COPY OF

     WHICH SHALL BE CONCLUSIVE EVIDENCE OF THE FACT AND THE AMOUNT OF INDEBTEDNESS OR LIABILITY OF THE BORROWER THEREIN DESCRIBED OR (B) IN ANY OTHER MANNER PROVIDED BY OR PURSUANT TO THE LAWS OF THE STATE OF CALIFORNIA OR SUCH OTHER JURISDICTIONS. NOTWITHSTANDING THE FOREGOING, THE BANK MAY AT ITS OPTION BRING SUIT, OR INSTITUTE OTHER JUDICIAL PROCEEDINGS AGAINST THE BORROWER OR ANY OF ITS ASSETS IN ANY STATE OR FEDERAL COURT OF THE UNITED STATES OR OF ANY COUNTRY OR PLACE WHERE THE BORROWER OR SUCH ASSETS MAY BE FOUND.

          13.3.2 TO THE EXTENT NOT PROHIBITED BY APPLICABLE LAW WHICH CANNOT BE WAIVED, THE BORROWER AND THE BANK HEREBY IRREVOCABLY WAIVE, AND COVENANT THAT THEY WILL NOT ASSERT (WHETHER AS PLAINTIFF, DEFENDANT OR OTHERWISE), ANY RIGHT TO A TRIAL BY JURY IN ANY FORUM IN RESPECT OF ANY ISSUE, CLAIM, DEMAND, ACTION OR CAUSE OF ACTION OR PROCEEDING TO ENFORCE OR DEFEND ANY RIGHT, POWER OR REMEDY OR DEFEND AGAINST ANY ISSUE, CLAIM, DEMAND, ACTION OR CAUSE OF ACTION OR PROCEEDING UNDER, IN CONNECTION WITH, ARISING OUT OF OR BASED UPON THIS AGREEMENT, ANY OTHER LOAN DOCUMENT OR THE SUBJECT MATTER HEREOF OR THEREOF, IN EACH CASE WHETHER NOW EXISTING OR HEREAFTER ARISING OR WHETHER IN CONTRACT OR TORT OR OTHERWISE. THE BORROWER ACKNOWLEDGES THAT IT HAS BEEN INFORMED BY THE BANK THAT THE PROVISIONS OF THIS SECTION CONSTITUTE A MATERIAL INDUCEMENT UPON WHICH THE BANK HAS RELIED, IS RELYING AND WILL RELY IN ENTERING INTO THIS AGREEMENT AND ANY OTHER LOAN DOCUMENTS AND HONORING ITS COMMITMENTS. THE BANK MAY FILE AN ORIGINAL COUNTERPART OR A COPY OF THIS SECTION WITH ANY COURT AS WRITTEN EVIDENCE OF THE CONSENT OF THE BORROWER TO THE WAIVER OF ITS RIGHTS TO TRIAL BY JURY.

     13.4 Headings.  Section headings are included for the sake of convenience
          --------
only and shall not affect the interpretation of any provision of this Agreement.

     13.5 Counterparts.  This Agreement may be executed in one or more
          ------------
counterparts, each of which shall constitute an original Agreement, but all of which together shall constitute one and the same instrument.

     13.6 Entire Agreement.  The Loan Documents and all other agreements and
          ----------------
documents referred to herein set forth the entire agreement and understanding of the parties concerning the subject matter of this Agreement and supersede all prior agreements, arrangements, and understandings regarding such subject matter between the parties hereto, which agreements, arrangements and understandings are merged herein.

     13.7 Costs.  Subject to Section 2.3 hereof, the Borrower agrees to pay all
          -----
out-of-pocket costs and expenses incurred by the Bank in connection with the transactions hereby contemplated and the preparation, negotiation, execution and delivery of this Agreement, the other Loan Documents and any other documentation contemplated hereby or thereby. After the Closing, the Borrower shall pay all out-of-pocket costs and expenses incurred by the Bank in connection with any administration, waiver or Modification of the Loan Documents and/or the enforcement or protection of the rights of the Bank in connection therewith, including but not limited to, any fees and disbursements of counsel for the Bank, fees and expenses of technical or other consultants engaged by the Bank as well as all out-of-pocket costs and expenses incurred by the Bank in connection with any action which may be instituted by any Person against the Bank in respect of the foregoing. The Borrower agrees that it shall indemnify the Bank from and hold it harmless against any documentary taxes, assessments or charges made by any governmental authority by reason of the execution and delivery of this Agreement or any other Loan Document. The obligation of the Borrower under this Section shall survive the termination of this Agreement and/or the payment of the Obligations.

     13.8 Release.  The Borrower, for itself and on behalf of its predecessors,
          -------
successors and assigns (collectively, the "Borrower Releasors"), does hereby forever release, discharge, and acquit the Bank and its past and present employees, agents, officers, directors, predecessors, successors and assigns, (collectively, the "Bank Releasees") of and from any and all rights, claims, causes of action, contracts, agreements, duties, demands, or liabilities whatsoever of every kind and nature, including without limitation any so-called "lender liability" claims or defenses, at law or in equity, known or unknown, matured or unmatured, foreseeable or unforeseeable (collectively, "Claims"), which the Borrower Releasors have, ever had, or may have had prior to the Closing against the Bank Releasees by reason of any liability, act, omission, matter, thing or circumstance arising out of or related to the execution, administration and enforcement of the Original Loan Documents, and the assertion and treatment of the Bank's claims in the chapter 11 cases. The Borrower represents and warrants that there has been no assignment or other transfer of any interest in any Claim which it may have against any of the Bank Releasees and which was released by this Agreement, and the Borrower agrees to indemnify and hold harmless the Bank Releasees, and each of them, from any Claims, including attorneys' fees, incurred by the Bank Releasees, or any of them, as a result of any person asserting any such assignment or transfer or any rights or Claims under any such assignment or transfer. The Borrower acknowledges that there is a risk that subsequent to the execution of this Agreement, the Borrower will discover or suffer damage, loss or injury to persons or property which is in some way caused by or connected with the Claims, but which is unknown or unanticipated at the time of the execution of this Agreement. The Borrower does hereby specifically assume such risk and agrees that this release shall and does apply to all unknown or unanticipated

Claims, as well as those currently known or anticipated. Accordingly, the Borrower acknowledges that it has read the provisions of California Civil Code section 1542, which provides as follows:

     A GENERAL RELEASE DOES NOT EXTEND TO CLAIMS WHICH THE CREDITOR DOES NOT KNOW OR SUSPECT TO EXIST IN HIS FAVOR AT THE TIME OF EXECUTING THE RELEASE, WHICH IF KNOWN BY HIM MUST HAVE MATERIALLY AFFECTED HIS SETTLEMENT WITH THE DEBTOR.

and knowingly and expressly waives, relinquishes and forfeits all rights and benefits accorded by the provisions of California Civil Code section 1542, or any similar federal or state statutes, and furthermore waives any rights that it might have to invoke said provision now or in the future with respect to the release contained herein.

     13.9 Survival of Agreement, Representations and Warranties, Etc.  All
          -----------------------------------------------------------
warranties, representations, covenants and agreements made by the Borrower herein or in any certificate or other instrument delivered by the Borrower or on its behalf in connection with this Agreement or any other Loan Documents shall be considered to have been relied upon by the Bank, shall survive the making of the Loan herein contemplated and the execution and delivery to the Bank of the Notes regardless of any investigation made by the Bank or on its behalf and shall continue in full force and effect. All statements in any such certificates or other instrument shall constitute joint and several representations and warranties by the Borrower hereunder.

     13.10  Severability.  Any provision of this Agreement or any other Loan
            ------------
Document which is invalid, illegal or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such invalidity, illegality or unenforceability without invalidating the remaining provisions hereof or thereof, and any such invalidity, illegality or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

     13.11  Amendments.  No Modification or waiver of any provision of this
            ----------
Agreement or any of the other Loan Documents, and no consent to any departure by the Borrower herefrom or therefrom (including, without limitation, any Modification to or deviation from any form of Loan Document required to be delivered hereunder by the Borrower), shall in any event be effective unless the same shall be in writing and signed by the Bank and then such waiver or consent shall be effective only in the specific instance and for the purpose for which given.

     13.12  Maximum Interest Fees, Charges and Reimbursement.  Notwithstanding
            ------------------------------------------------
anything contained herein or in any other Loan Documents to the contrary, in no event shall the Bank be entitled to receive Interest or fees, other charges and cost reimbursements with respect to the Loan in amounts which, when added to all of the other Interest, fees, other charges or cost reimbursements charged, paid to or received by the Bank on the Loan, causes the Interest and the fees, other charges and cost reimbursements with respect to the Loan to exceed the highest lawful amount thereof. The Borrower and the Bank intend to comply with the applicable law governing the highest lawful amount of interest, fees, charges and cost reimbursements. If the applicable law is ever judicially interpreted so as to render usurious or unlawful any amount called for under the Loan Documents, or contracted for, charged, taken, reserved or received with respect to the Loan, or if acceleration of the term of the Loan or if any prepayment by the Borrower results in the Borrower having paid or demand having been made on the Borrower to pay, any interest, fees or other charges in excess of the amount permitted by applicable law, then all excess amounts theretofore collected by the Bank shall be credited on the Principal (or, if the Loan has been or would thereby be paid in full, such excess amounts shall be refunded to the Borrower), and the provision of the Loan and all other Loan Documents and any demand on the Borrower shall immediately be deemed reformed and the amounts thereafter collectible thereunder and hereunder shall be reduced, without the necessity of the execution of any new documents, so as to comply with the applicable law, but so as to permit the recovery of the fullest amount otherwise called for thereunder and hereunder. The right to accelerate the Term of the Loan does not include the right to accelerate any interest which has not otherwise accrued on the date of such acceleration, and the Bank does not intend to collect any unearned interest in the event of acceleration. All sums paid or agreed to be paid to the Bank for the use, forbearance or extension of the Loan shall, to the extent permitted by applicable law, be amortized, prorated, allocated and spread through the full term of the Loan until payment in full so that the rate or amount of interest, fees and other charges on account of the Loan does not exceed the applicable usury or other ceilings. By execution of this Agreement, the Borrower acknowledges that it believes the Loan to be nonusurious and otherwise lawful and agree that if, at any time, the Borrower should have reason to believe that the Loan is in fact usurious or otherwise unlawful, it will give the Bank written notice of its belief and the reasons why the Borrower believes the Loan to be usurious or otherwise unlawful; and the Borrower agrees that the Bank shall have ninety (90) days following its receipt of such written notice in which to make appropriate refund or other adjustment in order to correct such condition if it in fact exists.

     13.13  Interpretation.  Where the context or construction requires, all
            --------------
words applied in the plural should begin to have been used in singular, and vice versa; the masculine shall include the feminine and neuter, and vice versa; and the present tenths shall include the past and future tenths; and vice versa.

     13.14  No Third-Party Rights.  Nothing in this Agreement, whether expressed
            ---------------------
or implied is intended to confer any rights or remedies under or by reason of this Agreement on any Person other than the parties to it and their respective successors and assigns, where as anything in this Agreement intended to relieve or discharge to application or liability of any third Persons to any party to this Agreement nor shall any provisions give and third Persons any right of segregation or action over against any party to this Agreement.

     13.15  Amendment and Restatement.  The Original Agreement and the Original
            -------------------------
Notes are amended and restated in their entirety by this Agreement and the Amended and Restated Note.

          IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed as of the day and year first written above.


                    VIDEO CITY, INC.,
                    a Delaware corporation

                    By: /s/ Barry Collier
                       -----------------------------
                    Its: President
                        ----------------------------


                    IMPERIAL BANK

                    By: /s/ Cyndee Herles
                       -----------------------------
                    Its: Vice President
                        ----------------------------